                                                         Free Writing Prospectus
                                                      Filed pursuant to Rule 433
                                           Registration Statement No. 333-137192



CSMC 2007-C1       COLLATERAL AND STRUCTURAL TERM SHEET        FEBRUARY 16, 2007



                                 CMBS NEW ISSUE

                                  CSMC 2007-C1

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,983,758,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-C1

                             [COLUMN FINANCIAL LOGO]
                             A Credit Suisse Company

                               [CAPMARK(TM) LOGO]

CREDIT SUISSE                                           CAPMARK SECURITIES, INC.

RBS GREENWICH CAPITAL         WACHOVIA SECURITIES            FINACORP SECURITIES

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

I.   TRANSACTION OFFERING (1)

                     INITIAL       APPROXIMATE                            ASSUMED
                    PRINCIPAL       % OF TOTAL                           WEIGHTED
                     BALANCE         INITIAL   APPROXIMATE    INITIAL     AVERAGE                 EXPECTED
       EXPECTED    OR NOTIONAL      PRINCIPAL    CREDIT    PASS-THROUGH    LIFE      EXPECTED     PRINCIPAL      LEGAL
CLASS RATINGS(2)      AMOUNT         BALANCE     SUPPORT      RATE(3)   (YEARS)(4) MATURITY(4)   WINDOW (4)     STATUS    ERISA(5)
----- ---------- --------------    ----------- ----------- ------------ ---------- ----------- ------------- ------------ --------
OFFERED CERTIFICATES:
 A-1    Aaa/AAA  $   40,000,000        1.19%      30.00%          %         2.6        07/11   04/07 - 07/11    Public       Yes
 A-2    Aaa/AAA  $  139,000,000        4.12%      30.00%          %         4.6        02/12   07/11 - 02/12    Public       Yes
 A-AB   Aaa/AAA  $   98,301,000        2.92%      30.00%          %         7.0        03/16   02/12 - 03/16    Public       Yes
 A-3    Aaa/AAA  $  758,000,000       22.48%      30.00%          %         9.6        12/16   03/16 - 12/16    Public       Yes
A-1-A   Aaa/AAA  $1,324,733,000       39.29%      30.00%          %         8.2        01/17   04/07 - 01/17    Public       Yes
 A-M    Aaa/AAA  $  337,148,000       10.00%      20.00%          %         9.8        01/17   01/17 - 01/17    Public       Yes
 A-J    Aaa/AAA  $  286,576,000        8.50%      11.50%          %         9.9        02/17   01/17 - 02/17    Public       Yes
 A-SP   Aaa/AAA                (6)      N/A         N/A           %                     N/A         N/A         Public       Yes
NON-OFFERED CERTIFICATES (7):
  B     Aa1/AA+  $   25,286,000        0.75%      10.75%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  C      Aa2/AA  $   37,929,000        1.12%       9.63%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  D     Aa3/AA-  $   33,715,000        1.00%       8.63%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  E      A1/A+   $   21,071,000        0.62%       8.00%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  F       A2/A   $   29,501,000        0.88%       7.13%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  G      A3/A-   $   33,715,000        1.00%       6.13%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  H    Baa1/BBB+ $   37,929,000        1.12%       5.00%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  J     Baa2/BBB $   33,714,000        1.00%       4.00%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  K    Baa3/BBB- $   37,930,000        1.13%       2.88%          %         9.9        02/17   02/17 - 02/17 Private-144A    Yes
  L     Ba1/BB+  $    8,428,000        0.25%       2.63%          %         9.9        02/17   02/17 - 02/17 Private-144A     No
  M      Ba2/BB  $   12,643,000        0.37%       2.25%          %         9.9        02/17   02/17 - 02/17 Private-144A     No
  N     Ba3/BB-  $    8,429,000        0.25%       2.00%          %         9.9        02/17   02/17 - 02/17 Private-144A     No
  O      B1/B+   $    8,429,000        0.25%       1.75%          %         9.9        02/17   02/17 - 02/17 Private-144A     No
  P       B2/B   $    8,428,000        0.25%       1.50%          %        10.0        03/17   02/17 - 03/17 Private-144A     No
  Q      B3/B-   $    8,429,000        0.25%       1.25%          %        10.0        03/17   03/17 - 03/17 Private-144A     No
  S     Caa2/CCC $   12,643,000        0.37%       0.88%          %        10.0        03/17   03/17 - 03/17 Private-144A     No
  T      NR/NR   $   29,501,040        0.88%       0.00%          %        10.5        11/17   03/17 - 11/17 Private-144A     No
 A-X    Aaa/AAA  $3,371,478,040(6)      N/A         N/A           %         8.8         N/A         N/A      Private-144A    Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

(2) These classes are expected to be rated by Moody's Investors Service, Inc. and Fitch, Inc. "NR" means not rated.

(3) Classes _, _ and _ will be fixed rate. Classes _, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.

(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.

(6)  Notional Amount.

(7)  Not offered by the free writing prospectus or this term sheet.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

II.  MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc. ("Column") will be selling 179 mortgage loans, representing 70.9% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse (USA), Inc. Column has originated more than 9,287 commercial and multifamily mortgage loans, totaling approximately $113 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     Capmark Finance Inc. ("Capmark") will be selling 72 mortgage loans, representing 29.1% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Capmark has been engaged in the origination and securitization of multifamily and commercial mortgage loans since 1996. GMAC Commercial Mortgage Corporation legally changed its name to Capmark Finance Inc. in May 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

III. COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL
          Initial Mortgage Pool Balance:            $3,371,478,040
          Average Cut-off Date Principal Balance:   $13,432,183
          Loans / Properties:                       251/293
          Largest Loan:                              6.2%
          Five Largest Loans / Group of Loans:      24.4%
          Ten Largest Loans / Group of Loans:       37.8%

     -    PROPERTY TYPE CONCENTRATIONS
          Multifamily (2) :                         39.5%
          Office:                                   20.8%
          Retail (3):                               15.4%
          Hotel:                                    10.4%
          Mixed Use:                                7.7%
          Industrial:                               4.0%
          Healthcare:                               1.5%
          Self Storage:                             0.7%

     -    GEOGRAPHIC DISTRIBUTION
          Texas:                                    16.3%
          Florida:                                  15.0%
          California (4):                           13.1%
          New York:                                 10.1%
          Alabama:                                  5.4%
          Georgia:                                  5.2%
          Other:                                    32 other states, each
                                                    individually 3.8% or
                                                    less

     -    CREDIT STATISTICS
          Wtd. Avg. Underwritten DSCR (5):          1.35x
          Wtd. Avg. Cut-off Date LTV Ratio:         71.3%
          Wtd. Avg. Balloon/ARD LTV Ratio:          67.7%

(1) All information provided based on a Cut-off Date in March 2007 unless otherwise noted.

(2) Includes conventional rental properties, manufactured housing properties and senior housing properties which comprise 37.6%, 1.0%, and 0.9% of the initial mortgage pool balance, respectively.

(3) Includes anchored space, unanchored space and parking garage space which comprise 9.2%, 6.1%, and 0.1% of the initial mortgage pool balance, respectively.

(4) Properties located in "Southern California" comprise 10.4% of the initial mortgage pool balance and properties located in "Northern California" comprise 2.7% of the initial mortgage pool balance. "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.

(5) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     -    LOANS WITH RESERVE REQUIREMENTS (1)
          Tax escrows:                          96.9%
          Insurance escrows:                    98.2%
          Cap. Ex. escrows:                     95.1%
          TI/LC escrows (2):                    77.2%

     -    MORTGAGE LOAN POOL CHARACTERISTICS
          Gross WAC:                            5.8813%
          Wtd. Avg. Remaining Term (3):         108 Months
          Wtd. Avg. Seasoning:                  3 Months

          Call Protection:                      All of the mortgage loans
                                                provide for either a prepayment
                                                lockout period ("Lockout"), a
                                                defeasance period
                                                ("Defeasance"), a yield
                                                maintenance premium period
                                                ("YMP"), or a combination
                                                thereof.

          Ownership Interest:                   87.4% (Fee), 1.2% (Leasehold)
                                                and 11.4% (Fee/Leasehold)

          Delinquency:                          None of the mortgage loans were
                                                delinquent with respect to any
                                                monthly debt service payment for
                                                30 days or more as of the
                                                February 2007 due date.

(1) Includes mortgage loans with provisions for upfront and/or collected reserves and/or springing reserves.

(2) TI/LC escrows are expressed as a percentage of only those mortgage loans secured by office, retail, mixed use or industrial properties.

(3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

IV. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:      Classes A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J and A-SP

PASS-THROUGH STRUCTURE:    Senior/Subordinate, Sequential Pay Pass-Through
                           Certificates

MORTGAGE LOAN SELLERS:     Column Financial, Inc. and Capmark Finance Inc.

SPONSORS:                  Column Financial, Inc. and Capmark Finance Inc.

BOOKRUNNER/LEAD MANAGER:   Credit Suisse Securities (USA) LLC

CO-MANAGERS:               Capmark Securities Inc., California Fina Group, Inc.
                           (DBA: Finacorp Securities), Greenwich Capital
                           Markets, Inc. and Wachovia Capital Markets, LLC

RATING AGENCIES:           Moody's Investors Service, Inc. and Fitch, Inc.

MASTER SERVICER:           Capmark Finance Inc.

PRIMARY SERVICER:          Capmark Finance Inc.

SPECIAL SERVICER:          Midland Loan Services, Inc.

TRUSTEE:                   Wells Fargo Bank, N.A.

CUT-OFF DATE:              March 2007

SETTLEMENT DATE:           On or about March 16, 2007

DISTRIBUTION DATE:         The fourth business day following the Determination
                           Date in each month, beginning April 2007

DETERMINATION DATE:        The eleventh calendar day of the month, or, if the
                           eleventh calendar day is not a business day, the next succeeding business day, beginning in April 2007

MINIMUM DENOMINATIONS:     $10,000 for all offered Certificates and in
                           additional multiples of $1

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day funds, with
                           accrued interest

ERISA: Classes A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J and A-SP and are expected to be eligible for Credit Suisse Securities (USA) LLC's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:             REMIC

ANALYTICS:                 Cashflows are expected to be available through
                           Bloomberg, the Trepp Group and Intex Solutions.

TAX NOTICE:                THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE
                           USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
                           U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS
                           TERM SHEET IS WRITTEN AND PROVIDED BY THE DEPOSITOR
                           IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE
                           MANAGERS OF THE TRANSACTIONS OR MATTERS ADDRESSED IN
                           THIS TERM SHEET. INVESTORS SHOULD SEEK ADVICE BASED
                           ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT
                           TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

V.   STRUCTURE DESCRIPTION

- For purposes of distributions to the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the A-1, A-2, A-3, A-AB and A-1-A Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A, and then to the A-AB (until its balance reaches a scheduled balance), A-1, A-2, A-3 and A-AB Certificates sequentially. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q, S and T Certificates. The Free Writing Prospectus describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q, S and T Certificates. The Free Writing Prospectus describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class T through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-AB, A-3 and A-1-A on a pro rata basis.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VI.  YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:   Yield Maintenance Charges will generally be
                             distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest
                             Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-AB, A-3,
                             A-1-A, A-M, A-J, B, C, D, E, F, G, H, J and K
                             Certificates (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP
                             Certificates.

                             With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                             - a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                             - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                             With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                             - a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                             - a denominator equal to the total principal, distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

YIELD MAINTENANCE CHARGE EXAMPLE:   The following is an example of the Yield
                                    Maintenance Charge allocation based on the following assumptions:

                                    -    Class receiving 100% of the principal
                                         is A-1

                                    -    Mortgage rate: 8.00%

                                    -    The Discount Rate at time of
                                         prepayment: 5.75%

                                    -    The Class A-1 Pass-Through Rate is
                                         equal to 7.00%

METHOD                                      CLASS A-1 CERTIFICATES   CLASS A-X / CLASS A-SP CERTIFICATES
---------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)   (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)               (8.00%-5.75%)

Yield Maintenance Charge Allocation         55.56%                   44.44%

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:   Any Prepayment Interest Shortfalls that are
                                  not offset by the compensating payments made in limited circumstances by the Master
                                  Servicer will generally be allocated pro rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                         The Master Servicer will generally be required
                                  to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to recoverability standard. The Master
                                  Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master
                                  Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:             On any Distribution Date on which the mortgage
                                  pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                  Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: the Special Servicer, any single holder or group of holders of a majority of the controlling class (as described in the Free Writing
                                  Prospectus) or the Master Servicer. The
                                  relative priorities of such parties with respect to exercising this option are described in the Free Writing Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                             NUMBER OF                     PERCENTAGE OF    AVERAGE                WEIGHTED
                             MORTGAGED     CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
                                REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
         STATE               PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Texas                            48       $  550,922,343        16.3%       5.8178%      1.32x       75.1%
Florida                          25          505,921,836        15.0%       6.0008%      1.27        71.9%
California                       38          442,114,735        13.1%       5.7374%      1.39        67.6%
   Southern California (2)       28          352,022,959        10.4%       5.6992%      1.33        67.5%
   Northern California (2)       10           90,091,776         2.7%       5.8866%      1.59        68.1%
New York                         10          340,970,517        10.1%       6.0637%      1.41        57.2%
Alabama                          16          183,544,370         5.4%       5.8371%      1.22        77.9%
Georgia                          18          175,430,221         5.2%       5.9252%      1.32        75.4%
North Carolina                   15          128,958,499         3.8%       5.7894%      1.39        75.2%
Pennsylvania                      8          119,754,342         3.6%       5.8124%      1.32        75.5%
Minnesota                         2           94,425,000         2.8%       5.7981%      1.50        80.0%
Illinois                         10           93,576,912         2.8%       5.8543%      1.28        74.1%
Washington                        8           80,594,465         2.4%       6.1007%      1.38        69.6%
Indiana                           6           79,714,360         2.4%       5.7811%      1.49        63.6%
Maryland                          5           71,203,601         2.1%       5.2088%      1.44        78.9%
Tennessee                         6           67,998,961         2.0%       6.0724%      1.26        72.4%
Virginia                         13           62,262,568         1.8%       5.9319%      1.44        75.3%
Colorado                          6           61,744,402         1.8%       5.9785%      1.32        74.1%
South Carolina                    9           46,650,408         1.4%       6.1945%      1.31        73.7%
Michigan                          6           45,196,640         1.3%       5.9224%      1.42        72.9%
Arizona                           5           41,555,131         1.2%       5.5637%      1.53        64.1%
Ohio                              6           37,620,006         1.1%       5.9637%      1.29        76.5%
Mississippi                       3           22,345,000         0.7%       5.8032%      1.21        78.1%
Oklahoma                          4           19,820,000         0.6%       6.3334%      1.35        74.0%
Idaho                             1           12,700,000         0.4%       5.8100%      1.74        70.0%
Massachusetts                     2           12,637,775         0.4%       6.0027%      1.32        61.6%
Connecticut                       3           11,492,314         0.3%       5.7619%      1.49        71.2%
Utah                              2           10,219,374         0.3%       6.0286%      1.44        69.6%
Oregon                            3            9,753,820         0.3%       6.2634%      1.74        55.3%
Iowa                              2            6,800,000         0.2%       6.0100%      1.41        76.4%
Missouri                          3            6,175,000         0.2%       5.9439%      1.25        74.5%
Delaware                          1            4,991,043         0.1%       5.9100%      1.72        66.5%
Wisconsin                         1            4,972,032         0.1%       6.2500%      1.44        68.1%
New Jersey                        1            4,290,690         0.1%       5.9900%      1.85        55.4%
Nevada                            2            4,097,047         0.1%       5.7773%      1.32        58.1%
Rhode Island                      1            3,691,897         0.1%       5.9200%      1.38        79.6%
Montana                           1            3,000,000         0.1%       6.0000%      1.24        68.2%
Arkansas                          1            1,915,733        0.06%       5.8300%      1.37        79.8%
Nebraska                          1            1,300,000        0.04%       6.5000%      1.38        74.3%
West Virginia                     1            1,117,000        0.03%       6.3300%      1.41        67.7%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         293       $3,371,478,040       100.0%       5.8813%      1.35x       71.3%
                             =================================================================================

(1)  Based on a Cut-off Date in March 2007.

(2) Southern California consists of mortgaged real properties in California zip codes less than 93600 Northern California consists of mortgaged real properties in California zip codes greater than 93600.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                              WEIGHTED
                 NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
                 MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                   REAL        PRINCIPAL      MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE   PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------
Multifamily         95       $1,330,573,112       39.5%        5.8330%     1.33x        72.0%
Office              43          700,436,881       20.8%        5.8012%     1.34         75.2%
Retail              88          520,063,494       15.4%        5.8352%     1.31         71.8%
Hotel               24          351,034,625       10.4%        5.9877%     1.49         66.3%
Mixed Use           14          261,220,542        7.7%        6.0739%     1.26         67.8%
Industrial          12          135,804,882        4.0%        5.9980%     1.32         67.3%
Healthcare           7           50,029,923        1.5%        6.7117%     1.35         67.2%
Self Storage        10           22,314,580        0.7%        5.8543%     2.78         52.5%
                ---------------------------------------------------------------------------------
                   293       $3,371,478,040      100.0%        5.8813%     1.35x        71.3%
                =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                               WEIGHTED
                                                     NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
                                                     MORTGAGED   CUT-OFF DATE     INITIAL      MORTGAGE  WEIGHTED     AVERAGE
                                 PROPERTY              REAL        PRINCIPAL    MORTGAGE POOL  INTEREST  AVERAGE    CUT-OFF DATE
     PROPERTY TYPE               SUB-TYPE           PROPERTIES    BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                         Conventional                  87       $1,267,094,160      37.6%       5.8319%    1.33x       72.2%
                         Manufactured Housing           4           34,166,074       1.0%       5.7458%    1.27        70.7%
                         Senior Housing                 4           29,312,878       0.9%       5.9846%    1.69        65.5%
                                                    ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                95       $1,330,573,112      39.5%       5.8330%    1.33x       72.0%
                                                    ============================================================================
OFFICE
                         Central Business District     13       $  399,811,873      11.9%       5.9435%    1.36x       79.0%
                         Suburban                      30          300,625,009       8.9%       5.6120%    1.30        70.2%
                                                    ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                43       $  700,436,881      20.8%       5.8012%    1.34x       75.2%
                                                    ============================================================================
RETAIL
                         Anchored                      27       $  310,024,088       9.2%       5.8283%    1.31x       72.7%
                         Unanchored                    60          205,048,364       6.1%       5.8438%    1.31        70.7%
                         Parking Garage                 1            4,991,043       0.1%       5.9100%    1.72        66.5%
                                                    ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                88       $  520,063,494      15.4%       5.8352%    1.31x       71.8%
                                                    ============================================================================
HOTEL
                         Limited Service               17       $  177,925,444       5.3%       5.9811%    1.51x       70.4%
                         Full Service                   7          173,109,181       5.1%       5.9944%    1.47        62.2%
                                                    ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                24       $  351,034,625      10.4%       5.9877%    1.49x       66.3%
                                                    ============================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                        WEIGHTED
                          NUMBER OF                     PERCENTAGE OF    AVERAGE                 WEIGHTED
                          MORTGAGED    CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                             REAL       PRINCIPAL       MORTGAGE POOL   INTEREST   AVERAGE     CUT-OFF DATE
  OWNERSHIP INTEREST      PROPERTIES    BALANCE (1)        BALANCE       RATES     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Fee                           286      $2,946,396,054        87.4%       5.8377%     1.35x        73.5%
Fee/Leasehold                   3         384,900,000        11.4%       6.1934%     1.37         56.5%
Leasehold                       4          40,181,986         1.2%       6.0895%     1.35         51.6%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       293      $3,371,478,040       100.0%       5.8813%     1.35x        71.3%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                            WEIGHTED
                               NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
                              UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE      MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
    PRINCIPAL BALANCES (1)      LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
$    599,233 -    2,000,000       38       $   54,856,537        1.6%        6.0222%     1.69x        63.7%
   2,000,001 -    3,000,000       30           76,517,965        2.3%        5.9260%     1.45         68.8%
   3,000,001 -    4,000,000       28           98,687,760        2.9%        5.9638%     1.39         68.8%
   4,000,001 -    4,500,000       14           59,406,826        1.8%        5.9775%     1.33         70.9%
   4,500,001 -    5,000,000        9           42,737,073        1.3%        5.8943%     1.40         70.8%
   5,000,001 -    6,000,000       14           75,945,410        2.3%        6.1035%     1.38         69.2%
   6,000,001 -    7,000,000       13           84,262,899        2.5%        5.9875%     1.42         67.9%
   7,000,001 -    8,000,000       12           91,473,252        2.7%        5.9283%     1.30         70.8%
   8,000,001 -   10,000,000       13          116,660,775        3.5%        5.8652%     1.45         68.9%
  10,000,001 -   12,500,000       15          173,868,743        5.2%        5.9294%     1.31         71.4%
  12,500,001 -   15,000,000       18          244,964,431        7.3%        5.9310%     1.36         72.4%
  15,000,001 -   19,000,000        5           84,779,211        2.5%        5.9047%     1.42         65.1%
  19,000,001 -   24,000,000        7          150,708,876        4.5%        5.8608%     1.27         70.4%
  24,000,001 -   37,500,000       19          573,430,975       17.0%        5.7950%     1.26         73.9%
  37,500,001 -   55,000,000        6          267,815,172        7.9%        5.7716%     1.38         73.7%
  55,000,001 -   80,000,000        3          204,927,334        6.1%        5.8940%     1.25         76.4%
  80,000,001    125,000,000        4          430,650,000       12.8%        5.5386%     1.40         77.1%
 125,000,001 - $210,000,000        3          539,784,800       16.0%        6.1606%     1.37         64.8%
                              ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          251       $3,371,478,040      100.0%        5.8813%     1.35x        71.3%
                              =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $210,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $    599,233
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 13,432,183

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
       RANGE OF            MORTGAGE      PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
       U/W DSCRS             LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
1.09x - 1.18                   9       $  126,622,815        3.8%        5.8935%     1.15x        75.6%
1.19  - 1.20                  25          357,012,839       10.6%        5.7240%     1.20         74.4%
1.21  - 1.25                  67          695,176,453       20.6%        5.8464%     1.23         73.7%
1.26  - 1.32                  50          690,057,259       20.5%        5.9331%     1.28         71.6%
1.33  - 1.38                  28          511,271,385       15.2%        6.0490%     1.36         76.3%
1.39  - 1.43                  15          181,419,811        5.4%        6.0067%     1.41         71.9%
1.44  - 1.48                  11          386,608,935       11.5%        5.7547%     1.45         61.9%
1.49  - 1.54                   9          149,761,880        4.4%        5.8086%     1.51         75.8%
1.55  - 1.80                  19          195,521,139        5.8%        5.8550%     1.66         61.7%
1.81  - 6.29                  18           78,025,523        2.3%        5.8786%     2.24         55.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      251       $3,371,478,040      100.0%        5.8813%     1.35x        71.3%
                          =================================================================================

MAXIMUM U/W DSCR:     6.29x
MINIMUM U/W DSCR:     1.09x
WTD. AVG. U/W DSCR:   1.35x

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS(1)

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                   WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED        AVERAGE
  RANGE OF CUT-OFF DATE     MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE U/W   CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)      LOANS       BALANCE (1)       BALANCE        RATE        DSCR       LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
16.6% - 40.0%                   5       $    9,601,709        0.3%        5.6200%       4.67x         23.6%
40.1% - 50.0%                  13          288,425,353        8.6%        6.1019%       1.47          49.4%
50.1% - 60.0%                  21          176,248,305        5.2%        5.8996%       1.54          56.6%
60.1% - 65.0%                  28          378,182,921       11.2%        6.0421%       1.35          63.6%
65.1% - 70.0%                  43          380,289,741       11.3%        5.7803%       1.35          68.1%
70.1% - 73.0%                  29          359,264,449       10.7%        5.9024%       1.30          71.8%
73.1% - 75.0%                  22          211,515,609        6.3%        5.9011%       1.31          74.3%
75.1% - 77.0%                  15          136,829,496        4.1%        5.9175%       1.27          76.1%
77.1% - 77.5%                   4           47,209,604        1.4%        5.6967%       1.25          77.4%
77.6% - 78.5%                  11          256,561,938        7.6%        5.8069%       1.26          78.2%
78.6% - 79.0%                  10           86,805,308        2.6%        5.9678%       1.23          78.9%
79.1% - 79.8%                  30          377,686,632       11.2%        5.8312%       1.30          79.6%
79.9% - 80.0%                  16          366,687,172       10.9%        5.5998%       1.31          80.0%
80.1% - 84.4%                   4          296,169,803        8.8%        6.0134%       1.38          81.9%
                           ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       251       $3,371,478,040      100.0%        5.8813%       1.35x         71.3%
                           ====================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     84.4%
MINIMUM CUT-OFF DATE LTV RATIO (1):     16.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   71.3%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             MORTGAGE INTEREST RATES

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                   WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED        AVERAGE
        RANGE OF           MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE U/W   CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS       BALANCE (1)       BALANCE        RATE        DSCR       LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
5.0850% - 5.6500%            37        $  736,782,011       21.9%        5.4740%       1.35x         73.4%
5.6501% - 5.7500%            25           365,728,100       10.8%        5.6834%       1.27          74.7%
5.7501% - 5.8500%            44           538,598,914       16.0%        5.7921%       1.38          72.9%
5.8501%   6.0000%            61           478,118,098       14.2%        5.9383%       1.39          70.8%
6.0001% - 6.2500%            45           801,550,443       23.8%        6.0987%       1.38          68.1%
6.2501% - 6.4000%            22           351,300,453       10.4%        6.2991%       1.28          69.7%
6.4001% - 6.8500%            17            99,400,022        2.9%        6.6097%       1.30          70.4%
                          ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     251        $3,371,478,040      100.0%        5.8813%       1.35x         71.3%
                          ====================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.8500%
MINIMUM MORTGAGE INTEREST RATE:     5.0850%
WTD. AVG. MORTGAGE INTEREST RATE:   5.8813%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED       WEIGHTED
                           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE        AVERAGE
                            MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE     REMAINING
      LOAN TYPE               LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD(1)
---------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon
   Loans                        42      $1,814,070,300        53.8%       5.8321%     1.35x        72.5%          103
Balloon Loans with
   Partial IO Term              98         991,272,525        29.4%       5.8884%     1.32         70.6%           42
Balloon Loan without IO
   Term                        108         552,844,149        16.4%       6.0309%     1.43         68.8%          N/A
ARD Loans with Partial
   IO Periods                    2           9,300,000         0.3%       5.8774%     1.28         76.0%           22
ARD Loans                        1           3,991,066         0.1%       5.8000%     1.49         65.4%          N/A
                           -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        251      $3,371,478,040       100.0%       5.8813%     1.35x        71.3%           68
                           ===============================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                        ORIGINAL TERMS TO STATED MATURITY

                                                                         WEIGHTED
                            NUMBER OF                    PERCENTAGE OF    AVERAGE                   WEIGHTED
        RANGE OF           UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED        AVERAGE
ORIGINAL TERMS TO STATED    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE U/W   CUT-OFF DATE
  MATURITY (MONTHS)(1)        LOANS       BALANCE (2)       BALANCE        RATE        DSCR       LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------
60 - 84                        18       $  638,631,792       18.9%        6.1310%        1.37x        68.8%
85 - 120                      200        2,484,309,186       73.7%        5.8184%        1.34         71.8%
121 - 129                      33          248,537,062        7.4%        5.8694%        1.37         73.6%
                           ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       251       $3,371,478,040      100.0%        5.8813%        1.35x        71.3%
                           ====================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     129
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   110

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                    REMAINING TERMS TO STATED MATURITY (1,2)

                                                                          WEIGHTED
                             NUMBER OF                    PERCENTAGE OF    AVERAGE                   WEIGHTED
        RANGE OF            UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED        AVERAGE
REMAINING TERMS TO STATED    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE U/W   CUT-OFF DATE
 MATURITY (MONTHS)(1,2)        LOANS       BALANCE (2)       BALANCE        RATE        DSCR       LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------
52 - 70                         13      $  384,662,960       11.4%        6.1551%      1.33x         78.9%
71 - 96                          5         253,968,833        7.5%        6.0945%      1.43          53.5%
97 - 116                        63         863,569,385       25.6%        5.9519%      1.35          70.8%
117 - 117                       42         393,478,388       11.7%        5.8098%      1.43          69.6%
118 - 128                      128       1,475,798,475       43.8%        5.7511%      1.32          73.2%
                            ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        251      $3,371,478,040      100.0%        5.8813%      1.35x         71.3%
                            ====================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     128
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      52
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                      WEIGHTED
                         NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
       RANGE OF         UNDERLYING    CUT-OFF DATE        INITIAL     MORTGAGE   WEIGHTED      AVERAGE
ORIGINAL AMORTIZATION    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
  TERMS (MONTHS) (1)       LOANS       BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------
Interest Only (3)            42      $1,814,070,300        53.8%       5.8321%     1.35x        72.5%
180 - 300                    22         179,314,164         5.3%       6.0595%     1.45         66.9%
301 - 360                   185       1,348,131,108        40.0%       5.9191%     1.35         70.1%
361 - 420                     2          29,962,469         0.9%       6.0969%     1.12         81.4%
                        ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     251      $3,371,478,040       100.0%       5.8813%     1.35x        71.3%
                        =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (4):     420
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (4):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (4):   353

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(3) WITH RESPECT TO THE CITY PLACE MORTGAGE LOAN, IF THE DSCR IS LESS THAN 1.20X ON ANY ANNUAL DSCR TEST DATE (WHICH DSCR TEST DATE OCCURS ON OCTOBER 11TH OF EACH YEAR BEGINNING ON OCTOBER 2012), THE BORROWER WILL BEGIN MAKING MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST IN AN AMOUNT SUFFICIENT TO PAY INTEREST WHEN DUE AND TO AMORTIZE THE CITY PLACE MORTGAGE LOAN OVER A 25-YEAR PERIOD (SUCH MONTHLY PAYMENTS TO BEGIN ON THE PAYMENT DATE FOLLOWING SUCH DSCR TEST DATE).

(4) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                        REMAINING AMORTIZATION TERMS (1)

                                                                       WEIGHTED
                          NUMBER OF                    PERCENTAGE OF    AVERAGE                  WEIGHTED
       RANGE OF          UNDERLYING    CUT-OFF DATE        INITIAL     MORTGAGE    WEIGHTED      AVERAGE
REMAINING AMORTIZATION    MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST     AVERAGE   CUT-OFF DATE
 TERMS (MONTHS) (1, 2)      LOANS       BALANCE (2)        BALANCE       RATES     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
Interest Only (3)            42       $1,814,070,300        53.8%       5.8321%      1.35x         72.5%
178 - 300                    22          179,314,164         5.3%       6.0595%      1.45          66.9%
301 - 359                    86          379,358,583        11.3%       5.9924%      1.45          68.8%
360 - 418                   101          998,734,994        29.6%       5.8966%      1.30          71.0%
                         ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     251       $3,371,478,040       100.0%       5.8813%      1.35x         71.3%
                         ==================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 4):     418
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 4):     178
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 4):   352

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(3) WITH RESPECT TO THE CITY PLACE MORTGAGE LOAN, IF THE DSCR IS LESS THAN 1.20X ON ANY ANNUAL DSCR TEST DATE (WHICH DSCR TEST DATE OCCURS ON OCTOBER 11TH OF EACH YEAR BEGINNING ON OCTOBER 2012), THE BORROWER WILL BEGIN MAKING MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST IN AN AMOUNT SUFFICIENT TO PAY INTEREST WHEN DUE AND TO AMORTIZE THE CITY PLACE MORTGAGE LOAN OVER A 25-YEAR PERIOD (SUCH MONTHLY PAYMENTS TO BEGIN ON THE PAYMENT DATE FOLLOWING SUCH DSCR TEST DATE).

(4) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                    WEIGHTED
                       NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                       MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
   RANGE OF YEARS        REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
BUILT/RENOVATED (1)   PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-------------------------------------------------------------------------------------------------------
1834 - 1985                38      $  359,385,935        10.7%       5.8935%    1.45x         71.3%
1986 - 1996                30         346,350,379        10.3%       5.9087%    1.37          76.8%
1997 - 2001                72         938,608,218        27.8%       5.9431%    1.33          71.9%
2002 - 2006               153       1,727,133,509        51.2%       5.8398%    1.33          69.9%
                         ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:   293      $3,371,478,040       100.0%       5.8813%    1.35x         71.3%
                         ==============================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2006
OLDEST YEAR BUILT/RENOVATED         1834
WTD. AVG. YEAR BUILT/RENOVATED:     1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
         RANGE OF               REAL         PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)   PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------
53% -  75%                      27        $  235,196,058        7.0%        5.9298%     1.50x        64.5%
76% -  85%                      27           433,513,681        12.9%       5.8527%     1.36         73.5%
86% -  90%                      37           399,653,814        11.9%       5.9622%     1.37         74.2%
91% -  93%                      39           396,230,078        11.8%       5.8411%     1.36         75.1%
94% -  95%                      25           585,270,699        17.4%       5.9351%     1.28         73.2%
96% -  97%                      24           501,548,309        14.9%       5.9243%     1.38         65.1%
98% - 100%                     113           815,074,359        24.2%       5.7973%     1.32         71.5%
         N/A                     1             4,991,043         0.1%       5.9100%     1.72         66.5%
                          ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        293        $3,371,478,040       100.0%       5.8813%     1.35x        71.3%
                          ====================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:   100%
MINIMUM OCCUPANCY RATE AT U/W:    53%
WTD.AVG.OCCUPANCY RATE AT U/W:    91%

(1) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK. OCCUPANCY IS NOT APPLICABLE FOR PARKING GARAGES.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                  PREPAYMENT PROVISIONS AS OF CUT-OFF DATE (1)

                                                                                                     WEIGHTED
                                                                                                     AVERAGE
                                                                       WEIGHTED       WEIGHTED       REMAINING
                                                                       AVERAGE        AVERAGE     LOCKOUT PLUS YM    WEIGHTED
                          NUMBER OF                  PERCENTAGE OF    REMAINING      REMAINING      PLUS STATIC      AVERAGE
       RANGE OF          UNDERLYING   CUT-OFF DATE    INITIAL NET      LOCKOUT        LOCKOUT         PREMIUM       REMAINING
  REMAINING TERMS TO      MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD     PLUS YM PERIOD       PERIOD        MATURITY
STATED MATURITY (1,2)       LOANS      BALANCE (1)      BALANCE     (MONTHS) (1)   (MONTHS) (1)     (MONTHS) (1)   (MONTHS)(1,2)
--------------------------------------------------------------------------------------------------------------------------------
 52 -  67                     13     $  384,662,960      11.4%           48             52              52              56
 68 -  97                      5        253,968,833       7.5%           76             76              76              82
 98 - 107                      1         11,170,000       0.3%           96             96              96              99
108 - 117                    104      1,245,877,773      37.0%          110            112             112             116
118 - 127                    127      1,452,798,475      43.1%          100            115             115             118
128 - 137                      1         23,000,000       0.7%          124            124             124             128
                         -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      251     $3,371,478,040     100.0%           96            104             104             108
                         =======================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                                                                        WEIGHTED      REMAINING
                                                                          WEIGHTED       AVERAGE       LOCKOUT
                                                                           AVERAGE      REMAINING      PLUS YM       WEIGHTED
                              NUMBER OF                  PERCENTAGE OF    REMAINING      LOCKOUT     PLUS STATIC      AVERAGE
                             UNDERLYING   CUT-OFF DATE    INITIAL NET      LOCKOUT       PLUS YM       PREMIUM       REMAINING
                              MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD        PERIOD        PERIOD        MATURITY
PREPAYMENT OPTION               LOANS      BALANCE (1)      BALANCE     (MONTHS) (1)  (MONTHS) (1)  (MONTHS) (1)  (MONTHS) (1,2)
--------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance             228     $3,095,684,138       91.8%          103           103             103         107
Lockout / Yield Maintenance       17        237,792,193        7.1%           19           113             113         118
Yield Maintenance                  6         38,001,709        1.1%            0            68              68          73
                             ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          251     $3,371,478,040      100.0%           96           104             104         108
                             ===================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                 WEIGHTED
                                 PERCENTAGE OF    AVERAGE                 WEIGHTED
                 CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                   PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
CONCENTRATION     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------
Top 1           $  210,000,000         6.2%       6.1355%     1.46x        50.0%
Top 3              549,784,800        16.3%       6.0171%     1.36         68.9%
Top 5              823,084,800        24.4%       5.9235%     1.35         69.7%
Top 7            1,040,434,800        30.9%       5.8743%     1.35         70.7%
Top 10           1,273,634,800        37.8%       5.8772%     1.35         71.9%
                --------------------------------------------------------------------
ENTIRE POOL     $3,371,478,040       100.0%       5.8813%     1.35x        71.3%
                ====================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                REAL        PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE    CUT-OFF DATE
          STATE              PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Florida                           20      $  386,408,620        18.9%       6.0887%     1.29x         71.2%
California                        32         355,380,911        17.4%       5.7037%     1.41          66.1%
   Southern California (2)        25         317,331,329        15.5%       5.6988%     1.34          67.7%
   Northern California (2)         7          38,049,582         1.9%       5.7443%     1.95          52.3%
Texas                             22         195,693,472         9.6%       5.9976%     1.35          74.4%
New York                           9         130,970,517         6.4%       5.9487%     1.34          68.7%
Alabama                           12         113,716,123         5.6%       5.7496%     1.25          77.5%
Pennsylvania                       6         109,961,774         5.4%       5.7918%     1.33          75.2%
Minnesota                          2          94,425,000         4.6%       5.7981%     1.50          80.0%
Illinois                           8          89,991,012         4.4%       5.8576%     1.27          74.3%
Georgia                           14          82,579,595         4.0%       6.1058%     1.41          69.6%
North Carolina                    11          64,658,499         3.2%       5.8408%     1.50          72.3%
Indiana                            4          62,663,044         3.1%       5.8165%     1.56          59.2%
Tennessee                          5          54,198,961         2.6%       6.1787%     1.27          70.5%
Michigan                           6          45,196,640         2.2%       5.9224%     1.42          72.9%
Arizona                            5          41,555,131         2.0%       5.5637%     1.53          64.1%
Washington                         3          38,954,962         1.9%       6.3639%     1.27          70.5%
Mississippi                        3          22,345,000         1.1%       5.8032%     1.21          78.1%
Virginia                           3          19,900,000         1.0%       5.6925%     1.37          72.8%
Oklahoma                           4          19,820,000         1.0%       6.3334%     1.35          74.0%
Colorado                           3          17,694,785         0.9%       5.8981%     1.25          62.6%
South Carolina                     4          15,751,313         0.8%       6.2051%     1.37          65.0%
Massachusetts                      2          12,637,775         0.6%       6.0027%     1.32          61.6%
Utah                               2          10,219,374         0.5%       6.0286%     1.44          69.6%
Maryland                           3           9,903,601         0.5%       5.9747%     1.47          72.4%
Connecticut                        2           9,177,437         0.4%       5.7346%     1.53          69.1%
Iowa                               2           6,800,000         0.3%       6.0100%     1.41          76.4%
Delaware                           1           4,991,043         0.2%       5.9100%     1.72          66.5%
Wisconsin                          1           4,972,032         0.2%       6.2500%     1.44          68.1%
New Jersey                         1           4,290,690         0.2%       5.9900%     1.85          55.4%
Nevada                             2           4,097,047         0.2%       5.7773%     1.32          58.1%
Missouri                           1           3,725,000         0.2%       5.6900%     1.16          79.3%
Rhode Island                       1           3,691,897         0.2%       5.9200%     1.38          79.6%
Oregon                             1           3,040,941         0.1%       6.0500%     1.26          70.7%
Montana                            1           3,000,000         0.1%       6.0000%     1.24          68.2%
Arkansas                           1           1,915,733        0.09%       5.8300%     1.37          79.8%
Nebraska                           1           1,300,000        0.06%       6.5000%     1.38          74.3%
West Virginia                      1           1,117,000        0.05%       6.3300%     1.41          67.7%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          199      $2,046,744,928       100.0%       5.9131%     1.36x         70.9%
                             =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN 93600 NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                 WEIGHTED
                                                      NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                                      MORTGAGED   CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                  PROPERTY              REAL        PRINCIPAL     LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
     PROPERTY TYPE                SUB-TYPE           PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
                         Central Business District       13       $399,811,873        19.5%       5.9435%     1.36x       79.0%
                         Suburban                        30        300,625,009        14.7%       5.6120%     1.30        70.2%
                                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  43       $700,436,881        34.2%       5.8012%     1.34x       75.2%
                                                     ===============================================================================
RETAIL
                         Anchored                        27       $310,024,088        15.1%       5.8283%     1.31x       72.7%
                         Unanchored                      60        205,048,364        10.0%       5.8438%     1.31        70.7%
                         Parking Garage                   1          4,991,043         0.2%       5.9100%     1.72        66.5%
                                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  88       $520,063,494        25.4%       5.8352%     1.31x       71.8%
                                                     ===============================================================================
HOTEL
                         Limited Service                 17       $177,925,444         8.7%       5.9811%     1.51x       70.4%
                         Full Service                     7        173,109,181         8.5%       5.9944%     1.47        62.2%
                                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  24       $351,034,625        17.2%       5.9877%     1.49x       66.3%
                                                     ===============================================================================
MULTIFAMILY
                         Conventional                     1       $  5,840,000         0.3%       6.0100%     1.41x       76.4%
                                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                   1       $  5,840,000         0.3%       6.0100%     1.41x       76.4%
                                                     ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                              WEIGHTED
                 NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
                 MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                   REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE   PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------
Office               43      $  700,436,881        34.2%       5.8012%     1.34x         75.2%
Retail               88         520,063,494        25.4%       5.8352%     1.31          71.8%
Hotel                24         351,034,625        17.2%       5.9877%     1.49          66.3%
Mixed Use            14         261,220,542        12.8%       6.0739%     1.26          67.8%
Industrial           12         135,804,882         6.6%       5.9980%     1.32          67.3%
Healthcare            7          50,029,923         2.4%       6.7117%     1.35          67.2%
Self Storage         10          22,314,580         1.1%       5.8543%     2.78          52.5%
Multifamily           1           5,840,000         0.3%       6.0100%     1.41          76.4%
                ---------------------------------------------------------------------------------
                    199      $2,046,744,928       100.0%       5.9131%     1.36x         70.9%
                =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED        WEIGHTED
                                    UNDERLYING   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE      PRINCIPAL     LOAN GROUP 1  INTEREST   AVERAGE  CUT-OFF DATE     REMAINING
           LOAN TYPE                  LOANS       BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans              21     $  856,440,500       41.8%      5.8613%    1.34x         73.0%         110
Balloon Loans with Partial IO Term       76        755,933,500       36.9%      5.9090%    1.32          70.6%          40
Balloon Loan without IO Term             89        425,279,862       20.8%      6.0260%    1.47          67.4%         N/A
ARD Loans with Partial IO Periods         1          5,100,000        0.2%      5.9000%    1.21          77.9%          23
ARD Loans                                 1          3,991,066        0.2%      5.8000%    1.49          65.4%         N/A
                                    -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 188     $2,046,744,928      100.0%      5.9131%    1.36x         70.9%          61
                                    ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS


                                                   PERCENTAGE   WEIGHTED                  WEIGHTED
     RANGE OF         NUMBER OF                    OF INITIAL    AVERAGE                   AVERAGE
     ORIGINAL        UNDERLYING    CUT-OFF DATE       LOAN      MORTGAGE     WEIGHTED      CUT-OFF
   AMORTIZATION       MORTGAGE       PRINCIPAL       GROUP 1    INTEREST      AVERAGE     DATE LTV
TERMS (MONTHS) (1)     LOANS       BALANCE (2)      BALANCE      RATE        U/W DSCR    RATIO (2)
--------------------------------------------------------------------------------------------------
Interest Only (3)         21      $  856,440,500      41.8%      5.8613%     1.34x          73.0%
180 - 300                 19         169,628,693       8.3%      6.0557%     1.43           67.7%
301 - 360                147        1,011,391,51      49.4%      5.9360%     1.37           69.7%
361 - 420                  1           9,284,222       0.5%      5.6000%     1.20           74.6%
                     -----------------------------------------------------------------------------
TOTAL/WEIGHTED
  AVERAGE:               188      $2,046,744,928     100.0%      5.9131%     1.36x          70.9%
                     =============================================================================


MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (4):     420
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (4):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (4):   350

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(3) WITH RESPECT TO THE CITY PLACE MORTGAGE LOAN, IF THE DSCR IS LESS THAN 1.20X ON ANY ANNUAL DSCR TEST DATE (WHICH DSCR TEST DATE OCCURS ON OCTOBER 11TH OF EACH YEAR BEGINNING ON OCTOBER 2012), THE BORROWER WILL BEGIN MAKING MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST IN AN AMOUNT SUFFICIENT TO PAY INTEREST WHEN DUE AND TO AMORTIZE THE CITY PLACE MORTGAGE LOAN OVER A 25-YEAR PERIOD (SUCH MONTHLY PAYMENTS TO BEGIN ON THE PAYMENT DATE FOLLOWING SUCH DSCR TEST DATE).

(4) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

   RANGE OF                                                     WEIGHTED                  WEIGHTED
ORIGINAL TERMS    NUMBER OF                    PERCENTAGE OF     AVERAGE                   AVERAGE
   TO STATED     UNDERLYING    CUT-OFF DATE       INITIAL       MORTGAGE     WEIGHTED      CUT-OFF
   MATURITY       MORTGAGE       PRINCIPAL      LOAN GROUP(1)   INTEREST      AVERAGE     DATE LTV
 (MONTHS) (1)      LOANS        BALANCE (2)       BALANCE         RATE       U/W DSCR     RATIO (2)
--------------------------------------------------------------------------------------------------
 60 -  84              7      $  155,134,346         7.6%        6.2241%       1.29x        74.5%
 85 - 120            153       1,659,924,545        81.1%        5.8915%       1.37         70.2%
121 - 129             28         231,686,037        11.3%        5.8596%       1.37         73.7%
                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED
   AVERAGE:          188      $2,046,744,928       100.0%        5.9131%       1.36x        70.9%
                 =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     129
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   116

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                  GROUP NO. 1 REMAINING AMORTIZATION TERMS (1)

                                                                                                WEIGHTED
                                                                         WEIGHTED               AVERAGE
                          NUMBER OF                    PERCENTAGE OF      AVERAGE               CUT-OFF
       RANGE OF          UNDERLYING    CUT-OFF DATE       INITIAL        MORTGAGE   WEIGHTED     DATE
REMAINING AMORTIZATION    MORTGAGE       PRINCIPAL      LOAN GROUP (1)   INTEREST    AVERAGE      LTV
 TERMS (MONTHS) (1,2)      LOANS        BALANCE (2)       BALANCE          RATES    U/W DSCR   RATIO (2)
--------------------------------------------------------------------------------------------------------
Interest Only (3)            21       $  856,440,500        41.8%         5.8613%     1.34x      73.0%
 178 - 300                   19          169,628,693         8.3%         6.0557%     1.43       67.7%
 301 - 359                   72          289,358,013        14.1%         5.9956%     1.52       67.5%
 360 - 418                   76          731,317,722        35.7%         5.9081%     1.31       70.7%
                         -------------------------------------------------------------------------------
TOTAL/WEIGHTED
   AVERAGE:                 188       $2,046,744,928       100.0%         5.9131%     1.36x      70.9%
                         ===============================================================================


MAXIMUM REMAINING AMORTIZATION Term (Months): (2,4)     418
MINIMUM REMAINING AMORTIZATION Term (Months): (2,4)     178
WTD. AVG. REMAINING Amortization Term (Months): (2,4)   349

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(3) WITH RESPECT TO THE CITY PLACE MORTGAGE LOAN, IF THE DSCR IS LESS THAN 1.20X ON ANY ANNUAL DSCR TEST DATE (WHICH DSCR TEST DATE OCCURS ON OCTOBER 11TH OF EACH YEAR BEGINNING ON OCTOBER 2012), THE BORROWER WILL BEGIN MAKING MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST IN AN AMOUNT SUFFICIENT TO PAY INTEREST WHEN DUE AND TO AMORTIZE THE CITY PLACE MORTGAGE LOAN OVER A 25-YEAR PERIOD (SUCH MONTHLY PAYMENTS TO BEGIN ON THE PAYMENT DATE FOLLOWING SUCH DSCR TEST DATE).

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

              GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1,2)

                                                                    WEIGHTED               WEIGHTED
     RANGE OF         NUMBER OF                     PERCENTAGE       AVERAGE               AVERAGE
 REMAINING TERMS     UNDERLYING    CUT-OFF DATE     OF INITIAL      MORTGAGE   WEIGHTED    CUT-OFF
TO STATED MATURITY    MORTGAGE      PRINCIPAL      LOAN GROUP (1)   INTEREST    AVERAGE   DATE LTV
  (MONTHS) (1,2)       LOANS        BALANCE (2)     BALANCE           RATES    U/W DSCR   RATIO (2)
---------------------------------------------------------------------------------------------------
 52 -  70                 5       $  132,315,513        6.5%         6.2661%     1.29x       75.3%
 71 -  96                 2           22,818,833        1.1%         5.9808%     1.31        69.8%
 97 - 116                49          621,293,488       30.4%         6.1041%     1.34        70.1%
117 - 117                30          306,265,314       15.0%         5.8102%     1.40        68.8%
118 - 128               102          964,051,780       47.1%         5.7727%     1.37        71.5%
                     ------------------------------------------------------------------------------
TOTAL/WEIGHTED
   AVERAGE:             188       $2,046,744,928      100.0%         5.9131%     1.36x       70.9%
                     ==============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS): (1, 2)    128
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS): (1,2)      52
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS): (1,2)   113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       GROUP NO. 1 CUT-OFF DATE PRINCIPAL
                                  BALANCES (1)

                                                           PERCENTAGE   WEIGHTED              WEIGHTED
                             NUMBER OF                     OF INITIAL    AVERAGE               AVERAGE
                            UNDERLYING    CUT-OFF DATE        LOAN      MORTGAGE   WEIGHTED    CUT-OFF
 RANGE OF CUT OFF-DATE       MORTGAGE       PRINCIPAL        GROUP 1    INTEREST    AVERAGE   DATE LTV
 PRINCIPAL BALANCES (1)      LOANS         BALANCE (1)       BALANCE      RATE     U/W DSCR   RATIO (1)
-------------------------------------------------------------------------------------------------------
$    599,233 -    2,000,000     32        $   45,811,446       2.2%      6.0321%     1.75x      62.6%
   2,000,001 -    3,000,000     22            56,954,751       2.8%      5.9108%     1.49       68.4%
   3,000,001 -    4,000,000     27            95,187,760       4.7%      5.9706%     1.40       68.5%
   4,000,001 -    4,500,000     11            47,009,087       2.3%      5.9771%     1.32       70.6%
   4,500,001 -    5,000,000      8            38,202,073       1.9%      5.9256%     1.38       72.5%
   5,000,001 -    6,000,000     11            59,160,533       2.9%      6.1015%     1.32       71.9%
   6,000,001 -    7,000,000     10            65,312,899       3.2%      5.9839%     1.39       67.3%
   7,000,001 -    8,000,000      9            69,054,902       3.4%      5.8560%     1.33       68.9%
   8,000,001 -   10,000,000     12           106,940,775       5.2%      5.8843%     1.47       67.9%
  10,000,001 -   12,500,000      9           105,299,241       5.1%      6.0404%     1.34       71.0%
  12,500,001 -   15,000,000      9           122,592,770       6.0%      6.0137%     1.35       69.6%
  15,000,001 -   19,000,000      3            50,649,211       2.5%      5.9055%     1.32       67.1%
  19,000,001 -   24,000,000      2            46,446,000       2.3%      5.7819%     1.37       67.6%
  24,000,001 -   37,500,000     12           348,958,309      17.0%      5.8430%     1.29       70.9%
  37,500,001 -   55,000,000      6           267,815,172      13.1%      5.7716%     1.38       73.7%
  55,000,001 -   80,000,000      1            64,000,000       3.1%      6.3156%     1.31       80.0%
  80,000,001 -  125,000,000      3           307,350,000      15.0%      5.7205%     1.38       75.9%
 125,000,001 - $150,000,000      1           150,000,000       7.3%      6.2700%     1.26       64.4%
                            ---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        188        $2,046,744,928     100.0%      5.9131%     1.36x      70.9%
                            ===========================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):    $150,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):    $    599,233
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):    $ 10,886,941

(1) BASED ON A CUT-OFF DATE IN MARCH 2007.

              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED       AVERAGE
       RANGE OF            MORTGAGE       PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
      U/W DSCRS              LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
     1.15x - 1.18             4        $   26,354,000        1.3%        5.8838%     1.15x        79.6%
     1.19  - 1.20            20           210,888,337       10.3%        5.7596%     1.20         74.9%
     1.21  - 1.25            44           347,777,621       17.0%        5.8844%     1.23         70.4%
     1.26  - 1.32            44           638,871,128       31.2%        5.9538%     1.28         71.0%
     1.33  - 1.38            19           259,323,969       12.7%        6.0546%     1.36         73.1%
     1.39  - 1.43            12           157,346,681        7.7%        6.0085%     1.41         74.4%
     1.44  - 1.48             8            51,117,104        2.5%        5.7781%     1.47         66.7%
     1.49  - 1.54             7           143,832,303        7.0%        5.8106%     1.51         76.4%
     1.55  - 1.80            15           146,171,139        7.1%        5.8663%     1.64         59.8%
     1.81  - 6.29            15            65,062,645        3.2%        5.8201%     2.28         55.8%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     188        $2,046,744,928      100.0%        5.9131%     1.36x        70.9%
                          =================================================================================

MAXIMUM U/W DSCR:     6.29x
MINIMUM U/W DSCR:     1.15x
WTD. AVG. U/W DSCR:   1.36x

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                      GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                           WEIGHTED
                          NUMBER OF         CUT-OFF        PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING          DATE            INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF           MORTGAGE        PRINCIPAL       LOAN GROUP 1    INTEREST   AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES     LOANS         BALANCE (1)         BALANCE         RATE    U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
   5.2993% - 5.6500%           28      $  480,829,187          23.5%        5.5316%     1.35x        72.3%
   5.6501% - 5.7500%           14          135,061,41          76.6%        5.6991%     1.35         70.6%
   5.7501% - 5.8500%           30         304,621,940          14.9%        5.8014%     1.43         70.1%
   5.8501%   6.0000%           49         362,588,403          17.7%        5.9362%     1.40         72.4%
   6.0001% - 6.2500%           36         371,317,629          18.1%        6.0810%     1.37         70.6%
   6.2501% - 6.4000%           17         319,267,497          15.6%        6.2955%     1.28         69.2%
   6.4001% - 6.8500%           14          73,058,801          13.6%        6.6466%     1.33         68.1%
                          ------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       188      $2,046,744,928         100.0%        5.9131%     1.36x        70.9%
                          ====================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.8500%
MINIMUM MORTGAGE INTEREST RATE:     5.2993%
WTD. AVG. MORTGAGE INTEREST RATE:   5.9131%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                         WEIGHTED
                           NUMBER OF         CUT-OFF     PERCENTAGE OF    AVERAGE                 WEIGHTED
                           UNDERLYING          DATE         INITIAL      MORTGAGE   WEIGHTED      AVERAGE
RANGE OF CUT-OFF DATE       MORTGAGE        PRINCIPAL    LOAN GROUP 1    INTEREST   AVERAGE    CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)     LOANS         BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
     16.6% - 40.0%               5      $    9,601,709         0.5%       5.6200%     4.67x       23.6%
     40.1% - 50.0%              10          71,712,475         3.5%       5.9795%     1.46        47.7%
     50.1% - 60.0%              15         122,469,583         6.0%       5.8929%     1.60        57.0%
     60.1% - 65.0%              22         318,561,291        15.6%       6.0941%     1.33        63.6%
     65.1% - 70.0%              38         325,315,238        15.9%       5.7732%     1.33        67.8%
     70.1% - 73.0%              20         230,668,847        11.3%       6.0014%     1.35        71.9%
     73.1% - 75.0%              19         172,965,609         8.5%       5.8894%     1.29        74.3%
     75.1% - 77.0%              10          87,569,612         4.3%       5.9749%     1.31        76.0%
     77.1% - 77.5%               4          47,209,604         2.3%       5.6967%     1.25        77.4%
     77.6% - 78.5%               7          96,561,938         4.7%       5.8681%     1.30        77.9%
     78.6% - 79.0%               7          64,763,138         3.2%       5.7891%     1.23        78.9%
     79.1% - 79.8%              20         267,011,953        13.0%       5.8630%     1.32        79.6%
     79.9% - 80.0%               9         136,627,172         6.7%       6.0213%     1.27        80.0%
     80.1% - 80.9%               2          95,706,756         4.7%       5.7869%     1.50        80.1%
                           ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        188      $2,046,744,928       100.0%       5.9131%     1.36x       70.9%
                           =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     80.9%
MINIMUM CUT-OFF DATE LTV RATIO (1):     16.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   70.9%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      GROUP NO. 1 UNDERLYING MORTGAGED REAL
                        PROPERTIES BY OWNERSHIP INTEREST

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                             REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
   OWNERSHIP INTEREST     PROPERTIES     BALANCE (1)       BALANCE        RATES    U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Fee                           194      $1,832,512,942        89.5%       5.8761%     1.37x         72.0%
Fee/Leasehold                   2         174,900,000         8.5%       6.2629%     1.27          64.4%
Leasehold                       3          39,331,986         1.9%       6.0843%     1.35          51.3%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       199      $2,046,744,928       100.0%       5.9131%     1.36x         70.9%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                    GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
                           MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
     RANGE OF YEARS          REAL         PRINCIPAL      LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
  BUILT/RENOVATED (1)     PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------
1834 - 1985                    28      $  289,343,781        14.1%       5.8862%     1.48x         71.2%
1986 - 1996                    21         221,341,708        10.8%       5.8477%     1.42          75.1%
1997 - 2001                    41         506,862,547        24.8%       6.0649%     1.34          68.7%
2002 - 2006                   109       1,029,196,892        50.3%       5.8600%     1.33          71.1%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       199      $2,046,744,928       100.0%       5.9131%     1.36x         70.9%
                          =================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2006
OLDEST YEAR BUILT/RENOVATED         1834
WTD. AVG. YEAR BUILT/RENOVATED:     1995

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                            WEIGHTED
                              NUMBER OF                     PERCENTAGE OF   AVERAGE                  WEIGHTED
                              MORTGAGED    CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF                REAL         PRINCIPAL       LOAN GROUP 1   INTEREST    AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)   PROPERTIES     BALANCE (2)        BALANCE        RATE     U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------
53% - 75%                        25       $  231,327,966        11.3%        5.9410%     1.50x         64.2%
76% - 85%                        22          355,051,618        17.3%        5.8556%     1.38          73.1%
86% - 90%                        21          202,763,375         9.9%        6.0583%     1.40          72.1%
91% - 93%                        21          211,324,624        10.3%        5.8552%     1.37          71.7%
94% - 95%                        14          334,491,552        16.3%        6.1414%     1.30          71.8%
96% - 97%                        10           84,872,715         4.1%        5.9557%     1.38          69.6%
98% - 100%                       85          621,922,037        30.4%        5.7793%     1.31          71.3%
   N/A                            1            4,991,043         0.2%        5.9100%     1.72x         66.5%
                             ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         199       $2,046,744,928       100.0%        5.9131%     1.36x         70.9%
                             ==================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:     100%
MINIMUM OCCUPANCY RATE AT U/W:      53%
WTD. AVG. OCCUPANCY RATE AT U/W:    90%

(1) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK. OCCUPANCY IS NOT APPLICABLE FOR PARKING GARAGES.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                              MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
          STATE              PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------
Texas                            26       $  355,228,872        26.8%       5.7188%     1.31x         75.4%
New York                          1          210,000,000        15.9%       6.1355%     1.46          50.0%
Florida                           5          119,513,217         9.0%       5.7165%     1.21          74.3%
Georgia                           4           92,850,626         7.0%       5.7645%     1.24          80.5%
California                        6           86,733,823         6.5%       5.8754%     1.30          73.7%
   Northern California (2)        3           52,042,194         3.9%       5.9906%     1.32          79.6%
   Southern California (2)        3           34,691,629         2.6%       5.7025%     1.26          64.7%
Alabama                           4           69,828,247         5.3%       5.9794%     1.18          78.5%
North Carolina                    4           64,300,000         4.9%       5.7377%     1.28          78.1%
Maryland                          2           61,300,000         4.6%       5.0850%     1.44          79.9%
Colorado                          3           44,049,617         3.3%       6.0109%     1.35          78.7%
Virginia                         10           42,362,568         3.2%       6.0444%     1.48          76.4%
Washington                        5           41,639,502         3.1%       5.8545%     1.48          68.7%
Ohio                              6           37,620,006         2.8%       5.9637%     1.29          76.5%
South Carolina                    5           30,899,095         2.3%       6.1892%     1.28          78.2%
Indiana                           2           17,051,315         1.3%       5.6511%     1.23          79.9%
Tennessee                         1           13,800,000         1.0%       5.6550%     1.22          80.0%
Idaho                             1           12,700,000         1.0%       5.8100%     1.74          70.0%
Pennsylvania                      2            9,792,569         0.7%       6.0441%     1.21          78.4%
Oregon                            2            6,712,878         0.5%       6.3600%     1.96          48.3%
Illinois                          2            3,585,900         0.3%       5.7700%     1.30          70.3%
Missouri                          2            2,450,000         0.2%       6.3300%     1.38          67.1%
Connecticut                       1            2,314,877         0.2%       5.8700%     1.35          79.8%
                             ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          94       $1,324,733,112       100.0%       5.8323%     1.33x         72.0%
                             =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(2) NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

     SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN 93600

           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                     WEIGHTED
                                        NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                        MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                      PROPERTY            REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE         SUB-TYPE         PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                Conventional               86       $1,261,254,160        95.2%       5.8311%     1.33x         72.2%
                Manufactured Housing        4           34,166,074         2.6%       5.7458%     1.27          70.7%
                Senior Housing              4           29,312,878         2.2%       5.9846%     1.69          65.5%
                                       ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    94       $1,324,733,112       100.0%       5.8323%     1.33x         72.0%
                                       =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                              WEIGHTED
                 NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                 MORTGAGED    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                   REAL         PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
PROPERTY TYPE   PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------
Multifamily         94       $1,324,733,112       100.0%       5.8323%     1.33x         72.0%
                ---------------------------------------------------------------------------------
                    94       $1,324,733,112       100.0%       5.8323%     1.33x         72.0%
                =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                            WEIGHTED
                                NUMBER OF                   PERCENTAGE OF    AVERAGE                 WEIGHTED      WEIGHTED
                               UNDERLYING    CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED      AVERAGE       AVERAGE
                                MORTGAGE       PRINCIPAL     LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE    REMAINING
          LOAN TYPE               LOANS       BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans        21       $  957,629,800       72.3%       5.8060%     1.35x        72.1%           96
Balloon Loans with Partial
IO Term                            22          235,339,025       17.8%       5.8221%     1.31         70.4%           48
Balloon Loan without IO Term       19          127,564,287        9.6%       6.0472%     1.26         73.6%          N/A
ARD Loans with Partial IO
Periods                             1            4,200,000        0.3%       5.8500%     1.36         73.7%           20
                               ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            63       $1,324,733,112      100.0%       5.8323%     1.33x        72.0%           78
                               ================================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
      RANGE OF            UNDERLYING    CUT-OFF DATE      INITIAL       MORTGAGE   WEIGHTED     AVERAGE
ORIGINAL AMORTIZATION      MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
   TERMS (MONTHS)(1)        LOANS        BALANCE(2)        BALANCE        RATE     U/W DSCR   LTV RATIO(2)
----------------------------------------------------------------------------------------------------------
   Interest Only             21        $  957,629,800         72.3%      5.8060%     1.35x        72.1%
240 - 300                     3             9,685,471          0.7%      6.1267%     1.74         51.4%
301 - 360                    38           336,739,594         25.4%      5.8684%     1.29         71.4%
361 - 408                     1            20,678,247          1.6%      6.3200%     1.09         84.4%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      63        $1,324,733,112        100.0%      5.8323%     1.33X        72.0%
                          ================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS)(3):     408
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS)(3):     240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS)(3):   361

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                  GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                              WEIGHTED
                                 NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
           RANGE OF             UNDERLYING   CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED     AVERAGE
    ORIGINAL AMORTIZATION        MORTGAGE      PRINCIPAL       LOAN GROUP 2   INTEREST    AVERAGE   CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)     LOANS       BALANCE(2)         BALANCE        RATE     U/W DSCR   LTV RATIO(2)
------------------------ ---------------------------------------------------------------------------------------
60 - 84                             11        $ 483,497,446        36.5%        6.1011%    1.39x        67.0%
85 - 120                            47          824,384,641        62.2%        5.6710%    1.30         74.9%
121 - 122                            5           16,851,025         1.3%        6.0044%    1.28         72.6%
                                --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             63       $1,324,733,112       100.0%        5.8323%    1.33X        72.0%
                                ================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS)(1):      122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS)(1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   102

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                    GROUP NO. 2 REMAINING AMORTIZATION TERMS(1)

                                                                       WEIGHTED
                          NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
      RANGE OF           UNDERLYING   CUT-OFF DATE       INITIAL       MORTGAGE   WEIGHTED     AVERAGE
REMAINING AMORTIZATION    MORTGAGE      PRINCIPAL      LOAN GROUP 2    INTEREST    AVERAGE   CUT-OFF DATE
   TERMS (MONTHS)(1,2)     LOANS        BALANCE(2)        BALANCE        RATE     U/W DSCR   LTV RATIO(2)
---------------------------------------------------------------------------------------------------------
   Interest Only             21       $  957,629,800       72.3%        5.8060%     1.35x        72.1%
236 - 300                     3            9,685,471        0.7%        6.1267%     1.74         51.4%
301 - 359                    14           90,000,569        6.8%        5.9821%     1.25         73.1%
360 - 407                    25          267,417,272       20.2%        5.8650%     1.29         71.8%
                         --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      63       $1,324,733,112      100.0%        5.8323%     1.33X        72.0%
                         ================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2,3):   407
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2,3):   236
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2,3):  359

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

              GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1,2)

                                                                                 WEIGHTED
                                    NUMBER OF                    PERCENTAGE OF   AVERAGE                WEIGHTED
           RANGE OF                UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED     AVERAGE
    ORIGINAL AMORTIZATION           MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST   AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1,2)     LOANS        BALANCE(2)         BALANCE        RATE    U/W DSCR   LTV RATIO(2)
-------------------------------------------------------------------------------------------------------------------
54 - 70                                8        $  252,347,446         19.0%      6.0970%     1.34x        80.8%
71 - 96                                3           231,150,000         17.4%      6.1057%     1.44         51.9%
97 - 116                              14           242,275,897         18.3%      5.5614%     1.37         72.4%
117 - 117                             12            87,213,074          6.6%      5.8082%     1.52         72.4%
118 - 128                             26           511,746,695         38.6%      5.7105%     1.23         76.4%
                                   --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               63        $1,324,733,112        100.0%      5.8323%     1.33X        72.0%
                                   ================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     120
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS)   (1, 2):   54
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):    99

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                           WEIGHTED
                              NUMBER OF                    PERCENTAGE OF   AVERAGE                WEIGHTED
           RANGE OF          UNDERLYING    CUT-OFF DATE      INITIAL       MORTGAGE   WEIGHTED     AVERAGE
RANGE OF CUT-OFF DATE         MORTGAGE       PRINCIPAL     LOAN GROUP 2    INTEREST   AVERAGE    CUT-OFF DATE
PRINCIPAL BALANCES (1)         LOANS        BALANCE(1)        BALANCE         RATE    U/W DSCR   LTV RATIO(1)
-------------------------------------------------------------------------------------------------------------
$  1,243,126 -   2,000,000        6       $    9,045,092          0.7%      5.9724%     1.38x       69.1%
   2,000,001 -   3,000,000        8           19,563,214          1.5%      5.9704%     1.31        70.0%
   3,000,001 -   4,000,000        1            3,500,000          0.3%      5.7800%     1.22        76.9%
   4,000,001 -   4,500,000        3           12,397,739          0.9%      5.9793%     1.38        72.0%
   4,500,001 -   5,000,000        1            4,535,000          0.3%      5.6300%     1.49        56.0%
   5,000,001 -   6,000,000        3           16,784,878          1.3%      6.1104%     1.61        59.7%
   6,000,001 -   7,000,000        3           18,950,000          1.4%      5.9998%     1.52        70.1%
   7,000,001 -   8,000,000        3           22,418,351          1.7%      6.1512%     1.21        76.5%
   8,000,001 -  10,000,000        1            9,720,000          0.7%      5.6550%     1.22        80.0%
  10,000,001 -  12,500,000        6           68,569,502          5.2%      5.7589%     1.25        72.0%
  12,500,001 -  15,000,000        9          122,371,661          9.2%      5.8481%     1.37        75.3%
  15,000,001 -  19,000,000        2           34,130,000          2.6%      5.9035%     1.58        62.1%
  19,000,001 -  24,000,000        5          104,262,876          7.9%      5.8960%     1.22        71.6%
  24,000,001 -  37,500,000        7          224,472,666         16.9%      5.7204%     1.21        78.6%
  37,500,001 -  70,000,000        1           61,727,334          4.7%      5.7700%     1.24        78.4%
  70,000,001 -  80,000,000        1           79,200,000          6.0%      5.6500%     1.20        72.0%
  80,000,001 - 125,000,000        1          123,300,000          9.3%      5.0850%     1.44        79.9%
 125,000,001 -$210,000,000        2          389,784,800         29.4%      6.1185%     1.41        65.0%
                             --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:          63       $1,324,733,112        100.0%      5.8323%     1.33X       72.0%
                             ================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $21 0,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $   1,243,126
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $  21,027,510

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                        WEIGHTED
                          NUMBER OF                     PERCENTAGE OF    AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
       RANGE OF            MORTGAGE       PRINCIPAL     LOAN GROUP 2    INTEREST   AVERAGE     CUT-OFF DATE
      U/W DSCRS             LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
1.09x - 1.18                   5       $  100,268,815         7.6%       5.8960%     1.15x        74.6%
1.19  - 1.20                   5          146,124,502        11.0%       5.6727%     1.20         73.8%
1.21  - 1.25                  23          347,398,831        26.2%       5.8083%     1.23         77.0%
1.26  - 1.32                   6           51,186,131         3.9%       5.6749%     1.27         79.0%
1.33  - 1.38                   9          251,947,416        19.0%       6.0433%     1.35         79.6%
1.39  - 1.43                   3           24,073,130         1.8%       5.9945%     1.42         55.7%
1.44  - 1.48                   3          335,491,831        25.3%       5.7511%     1.45         61.2%
1.49  - 1.54                   2            5,929,577         0.4%       5.7594%     1.49         59.7%
1.55  - 1.80                   4           49,350,000         3.7%       5.8214%     1.73         67.3%
1.81  - 6.29                   3           12,962,878         1.0%       6.1720%     2.03         53.0%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       63       $1,324,733,112       100.0%       5.8323%     1.33X        72.0%
                          =================================================================================

MAXIMUM U/W DSCR:     2.10X
MINIMUM U/W DSCR:     1.09X
WTD. AVG. U/W DSCR:   1.33X

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF   AVERAGE                  WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF           MORTGAGE       PRINCIPAL      LOAN GROUP 2   INTEREST    AVERAGE    CUT-OFF DATE
MORTGAGE INTEREST RATES      LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
5.0850% - 5.6500%              9       $  255,952,824        19.3%       5.3658%     1.34x        75.5%
5.6501% - 5.7500%             11          230,666,629        17.4%       5.6743%     1.22         77.1%
5.7501% - 5.8500%             14          233,976,974        17.7%       5.7801%     1.31         76.5%
5.8501% - 6.0000%             12          115,529,695         8.7%       5.9449%     1.39         65.7%
6.0001% - 6.2500%              9          430,232,814        32.5%       6.1139%     1.40         65.8%
6.2501% - 6.4000%              5           32,032,956         2.4%       6.3346%     1.32         75.2%
6.4001% - 6.6800%              3           26,341,220         2.0%       6.5074%     1.22         76.9%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       63       $1,324,733,112       100.0%       5.8323%     1.33X        72.0%
                          =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.6800%
MINIMUM MORTGAGE INTEREST RATE:     5.0850%
WTD. AVG. MORTGAGE INTEREST RATE:   5.8323%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                        WEIGHTED
                           NUMBER OF                    PERCENTAGE OF   AVERAGE                 WEIGHTED
                          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE    MORTGAGE       PRINCIPAL     LOAN GROUP 2    INTEREST    AVERAGE   CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)     LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
48.3% - 50.0%                  3       $  216,712,878        16.4%       6.1424%     1.48x        49.9%
50.1% - 60.0%                  6           53,778,722        4.1%        5.9147%     1.40         55.7%
60.1% - 65.0%                  6           59,621,629        4.5%        5.7645%     1.43         63.8%
65.1% - 70.0%                  5           54,974,502        4.1%        5.8223%     1.50         69.7%
70.1% - 73.0%                  9          128,595,602        9.7%        5.7247%     1.22         71.7%
73.1% - 75.0%                  3           38,550,000        2.9%        5.9536%     1.36         74.3%
75.1% - 77.0%                  5           49,259,884        3.7%        5.8153%     1.19         76.1%
77.1% - 78.5%                  4          160,000,000        12.1%       5.7700%     1.24         78.4%
78.6% - 79.0%                  3           22,042,169        1.7%        6.4929%     1.22         78.7%
79.1% - 79.8%                 10          110,674,678        8.4%        5.7545%     1.24         79.6%
79.9% - 80.0%                  7          230,060,000        17.4%       5.3495%     1.34         79.9%
80.1% - 84.4%                  2          200,463,047        15.1%       6.1215%     1.32         82.7%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       63       $1,324,733,112       100.0%       5.8323%     1.33x        72.0%
                          =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     84.4%
MINIMUM CUT-OFF DATE LTV RATIO (1):     48.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   72.0%

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                        WEIGHTED                WEIGHTED
                           NUMBER OF                    PERCENTAGE OF    AVERAGE                AVERAGE
                           MORTGAGED    CUT-OFF DATE      INITIAL       MORTGAGE   WEIGHTED     CUT-OFF
                             REAL        PRINCIPAL      LOAN GROUP 2    INTEREST    AVERAGE       DATE
OWNERSHIP INTEREST        PROPERTIES     BALANCE(1)       BALANCE         RATES    U/W DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------
Fee                           92       $1,113,883,112      84.1%         5.7747%     1.31X        76.1%
Fee/Leasehold                  1          210,000,000      15.9%         6.1355%     1.46         50.0%
Leasehold                      1              850,000       0.1%         6.3300%     1.38         67.1%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       94       $1,324,733,112     100.0%         5.8323%    1.33X         72.0%
                          =================================================================================

(1)  BASED ON A CUT-OFF DATE IN MARCH 2007.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                       WEIGHTED                WEIGHTED
                           NUMBER OF                     PERCENTAGE     AVERAGE                 AVERAGE
                           MORTGAGED    CUT-OFF DATE      INITIAL      MORTGAGE    WEIGHTED     CUT-OFF
RANGE OF YEARS               REAL        PRINCIPAL      LOAN GROUP 2   INTEREST     AVERAGE       DATE
BUILT/RENOVATED(1)        PROPERTIES     BALANCE(2)       BALANCE        RATE     U/W DSCR    LTV RATIO(2)
---------------------------------------------------------------------------------------------------------
1951 - 1985                   10       $   70,042,154        5.3%      5.9236%       1.33x       71.6%
1986 - 1996                    9          125,008,671        9.4%      6.0167%       1.28        79.8%
1997 - 2001                   31          431,745,671       32.6%      5.8001%       1.33        75.8%
2002 - 2006                   44          697,936,616       52.7%      5.8100%       1.34        68.2%
                          --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       94       $1,324,733,112      100.0%      5.8323%       1.33X       72.0%
                          ================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2006
OLDEST YEAR BUILT/RENOVATED         1951
WTD. AVG. YEAR BUILT/RENOVATED:     2000

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                        WEIGHTED                 WEIGHTED
                            NUMBER OF                     PERCENTAGE     AVERAGE                 AVERAGE
                            MORTGAGED    CUT-OFF DATE      INITIAL      MORTGAGE    WEIGHTED     CUT-OFF
RANGE OF OCCUPANCY            REAL        PRINCIPAL      LOAN GROUP 2   INTEREST     AVERAGE       DATE
RATES AT U/W (1)           PROPERTIES     BALANCE(2)       BALANCE       RATES     U/W DSCR    LTV RATIO(2)
-----------------------------------------------------------------------------------------------------------
70% - 75%                      2        $    3,868,092        0.3%       5.2601%     1.42X        80.3%
76% - 85%                      5            78,462,063        5.9%       5.8395%     1.28         75.2%
86% - 90%                     16           196,890,439       14.9%       5.8633%     1.34         76.3%
91% - 93%                     18           184,905,454       14.0%       5.8249%     1.34         79.1%
94% - 95%                     11           250,779,147       18.9%       5.6598%     1.26         75.0%
96% - 97%                     14           416,675,595       31.5%       5.9180%     1.38         64.3%
98% - 100%                    28           193,152,322       14.6%       5.8552%     1.34         72.0%
                          ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       94        $1,324,733,112      100.0%       5.8323%     1.33X        72.0%
                          =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W:     100%
MINIMUM OCCUPANCY RATE AT U/W:      70%
WTD. AVG. OCCUPANCY RATE AT U/W:    94%

(1) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK. OCCUPANCY IS NOT APPLICABLE FOR PARKING GARAGES.

(2)  BASED ON A CUT-OFF DATE IN MARCH 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           SIGNIFICANT MORTGAGE LOANS

                                                                 PERCENTAGE                                               CUT-OFF
                                                   CUT-OFF       OF INITIAL                                                 DATE
                                                    DATE          MORTGAGE                             MORTGAGE            LTV
                                  PROPERTY        PRINCIPAL         POOL                  LOAN PER     INTEREST    U/W     RATIO
#    LOAN NAME                      TYPE         BALANCE (1)       BALANCE    SF/UNITS   SF/UNITS(1)     RATE     DSCR      (1)
-------------------------------   -----------   --------------   ----------   --------   -----------   --------   -----   -------
1     Savoy Park                  Multifamily   $  210,000,000      6.2%         1,802    $116,537      6.1355%   1.46x    50.0%
2     CVI Multifamily Apartment   Multifamily   $  179,784,800      5.3%         2,990    $ 60,129      6.0987%   1.35x    82.5%
      Portfolio
3     Mansions Portfolio          Multifamily   $  160,000,000      4.7%         1,417    $112,915      5.7700%   1.24x    78.4%
4     City Place                   Mixed Use    $  150,000,000      4.4%       756,471    $    198      6.2700%   1.26x    64.4%
5     HGA Portfolio               Multifamily   $  123,300,000      3.7%         2,051    $ 60,117      5.0850%   1.44x    79.9%
6     Koger Center                   Office     $  115,500,000      3.4%       849,765    $    136      6.0300%   1.37x    79.7%
7     Trident Center                 Office     $  101,850,000      3.0%       366,123    $    278      5.2993%   1.29x    67.9%
8     Wells Fargo Place              Office     $   90,000,000      2.7%       659,894    $    136      5.8000%   1.51x    80.1%
9     El Ad Florida Multifamily   Multifamily   $   79,200,000      2.3%           443    $178,781      5.6500%   1.20x    72.0%
      Portfolio
10    717 North Harwood Street       Office     $   64,000,000      1.9%       828,314    $     77      6.3156%   1.31x    80.0%
      TOTAL/WEIGHTED AVERAGE                    $1,273,634,800     37.7%                                5.8772%   1.35X    71.9%

(1)   Based on a March 2007 Cut-off Date.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                   SAVOY PARK

                        [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $210,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $210,000,000
FIRST PAYMENT DATE:           February 11, 2007
MORTGAGE INTEREST RATE:       6.135452381% per annum
AMORTIZATION TERM:            Interest only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                January 11, 2014
MATURITY/ARD BALANCE:         $210,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is six
                              months prior to the Maturity Date.
LOAN PER UNIT:                $116,537 (1)
UP-FRONT RESERVES:            Debt Service Payment Reserve:   $30,000,000(2)
                              Capital Expenditures and
                              Renovation Reserve:             $41,900,000(3)
                              Purchase Reserve:               $15,000,000(4)
ONGOING RESERVES:             Tax and Insurance Reserve:                Yes
                              Replacement Reserve:                      Yes(5)
                              Required Debt Service Payment
                              Reserve:                                  Yes(2)
                              Ground Rent Reserve:                      Yes
LOCKBOX:                      Springing
SUBORDINATE FINANCING:        Yes(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Conventional
LOCATION:                     New York, New York
YEAR BUILT/RENOVATED:         1959 / 2005
UNITS:                        1,802
OCCUPANCY AT U/W(7):          97%
OWNERSHIP INTEREST:           Fee/Leasehold
PROPERTY MANAGEMENT:          Vantage Management Services, LLC

                                                 11/30/2006       U/W
                                                 ----------   -----------
NET OPERATING INCOME:                            $7,747,206   $19,583,096
NET CASH FLOW:                                                $19,132,596
DSCR:                                                         1.46x
APPRAISED VALUE:              $420,000,000
APPRAISAL DATE:               December 13, 2006
CUT-OFF DATE LTV RATIO(1):    50.0%
MATURITY/ARD LTV RATIO:       50.0%

(1)  Based on the March 2007 cut-off date principal balance.

(2) At the closing of the Savoy Park Loan, the borrower was required to deposit $30,000,000 into a debt service payment reserve for the benefit of the mortgage lender and the holders of the related mezzanine loans. In addition, in the event that a Required Debt Service Trigger Event (as defined below) is in effect and remains uncured, the borrower will be required to deposit, on the first due date during the continuance of such Required Debt Service Trigger Event, an amount equal to the excess of $10,000,000 over the amount in the debt service payment reserve as of the date on which such Required Debt Service Trigger Event occurred. "Required Debt Service Trigger Event" means any time that (x) the balance in the debt service payment reserve is less than $2,000,000 and (y) the debt service coverage ratio with respect to the Savoy Park Loan (based on rent roll and gross revenues for the month in which the calculation is performed and based on operating expenses (other than expenses for real estate taxes and insurance) for the trailing 6-month period annualized) is less than 1.00x for three consecutive months.

(3) At the closing of the Savoy Park Loan, the borrower was required to deposit $19,500,000 into a capital expenditures reserve and $22,400,000 into a renovation reserve to fund, respectively, the completion of certain capital expenditures work and certain renovation work with respect to the related mortgaged real properties, as set forth under the related mortgage loan documents. Upon the completion of such capital expenditures work or renovation work, as the case may be, and provided that no event of default has occurred and is continuing under the related mortgage loan agreement, the lender will be required to return any excess fund in the capital expenditures reserve or the renovation reserve, as applicable, to the borrower.

(4) Under the related mortgage loan documents, the borrower may apply amounts on deposit in the purchase reserve to purchase the underlying fee estate related to the mortgaged leasehold estate in the Savoy Park Property, upon satisfaction of certain conditions set forth therein; provided that if such purchase is not consummated by the date which is six months following the closing of the Savoy Park Loan (and provided that no event of default exists and is continuing under the Savoy Park Loan), any funds remaining in the purchase reserve will be disbursed to the borrower.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(5) Commencing on December 11, 2008, the borrower is required to deposit an amount equal to 1/12 of $250 per unit per month into a replacement reserve to fund ongoing repairs and replacements.

(6) The borrower's direct and indirect shareholders have incurred mezzanine debt in an aggregate principal amount of $157,500,000 in a total of four mezzanine loans (respectively, "Mezzanine Loan 1," "Mezzanine Loan 2," "Mezzanine Loan 3" and "Mezzanine Loan 4"), secured by the ownership interests in the entity owned by the respective mezzanine borrowers. Mezzanine Loan 1 has an original principal balance of $40,000,000 and an interest rate of 6.4250% per annum. Mezzanine Loan 2 has an original principal balance of $65,000,000 and an interest rate of 6.4250%. Mezzanine Loan 3 has an original principal balance of $32,000,000 and an interest rate of 7.6750% per annum. Mezzanine Loan 4 has an original principal balance of $20,500,000 and an interest rate of 9.1250% per annum. The mezzanine lender has the right to adjust the allocation of the mezzanine loan amounts and interest rates pursuant to the terms of the related loan documents. In addition, the related mortgage loan documents also allow for the borrower's direct and indirect shareholders to incur additional future mezzanine debt upon satisfaction of certain conditions set forth therein.

(7)  Based on the December 16, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- The Savoy Park (the "Subject") Loan is secured by 7 adjacent multifamily properties located in Harlem, situated between 139th and 142nd Streets in New York City, NY. The collateral consists of 1,802 units, all of which were built between 1959 and 1961. At closing approximately $42 million was escrowed for renovations with $22.4 million allocated for interior apartment improvements and $19.5 million held back for other capital improvements.

- Of the 1,802 units, 1,631 units are rent stabilized, 120 collect fair market rents, 33 are undergoing renovations and the remainder are employee units. Overall, rents at the Subject are below market. Average in place monthly rents at the Subject as of December 2006 are $704/unit for studio units, $834/unit for one bedroom units and $853/unit for two bedroom units. Based on the appraiser's market evaluation, market rents are $1,225/unit for studio units, $1,625/unit for one bedroom units and $2,300/unit for two bedroom units. Overall, in-place rents are approximately 53% below market rents.

- The sponsors plan to improve the Subject's performance by making capital improvements to individual units and raising rents to market levels. The sponsors are permitted to increase rents by approximately 17%-20% (depending on lease term) on rent stabilized units each time a unit is vacated. In addition, the sponsors are permitted to increase the monthly rent of stabilized units by 1/40th of the amount spent on renovations of such units. Their current plan calls for renovations to individual units of approximately $36,000 per unit.

- The Subject is located in the East Harlem submarket of Manhattan. As of 3Q 2006, the citywide vacancy rate is 2.5%. The submarket vacancy rate is 2.9%, down for the second consecutive quarter and at a five year low. According to the 2005 Housing and Vacancy Survey, Manhattan's residential vacancy rate for stabilized units was 2.68%, with most vacant units undergoing renovations.

- The Manhattan apartment rental market has shown significant improvements since 2004. As vacancies have tightened, asking rents have markedly increased and the use of concessions by owners is limited. As the NEW YORK TIMES recently reported, "Rental rates in lower East Harlem have seen substantial increases over the past several years as students and young professionals, who have been priced out of the Upper East Side neighborhood, have moved north in search of more affordable housing." As of the end of 3Q 2006, average unit absorption for the year outpaced construction by 100 to 87.

- The Subject is extremely accessible from any point in Manhattan. Subway service is provided by the #2, #3, #4, #5 and #6 trains, all stopping within walking distance of the Subject. Additionally, multiple north-south buses run along Lenox Avenue and Fifth Avenue, with cross-town buses running on 135th Street. The Harlem River Drive provides highway access to midtown and lower Manhattan, with entry points at 135th Street. The Triborough Bridge, located on 125th Street, provides access to Queens, Brooklyn and upstate New York and New England via Interstate-87, one of the state's primary thruways.

- The sponsors are RFC I LLC ("Vantage Properties", or "Vantage"), WRS Advisors III LLC - an affiliate of Apollo Real Estate Advisors, and ABP Pension Fund. Vantage is owned by Neil Rubler and Apollo Real Estate Advisors consists of the members of the investment committee of Apollo, including William Mack, Richard Mack, and Lee Neibert among others. Additionally, ABP Pension Fund ("ABP"), a Dutch pension fund with over 190 billion euros under management YE2005, is an equity partner with Vantage and Apollo on this transaction in addition to numerous others. The combined sponsorship (not including ABP) has a net worth of approximately $80 million with over $46 million in liquid assets.

     - Apollo Real Estate Advisors is a prominent private real estate investor with offices in the United States and Europe. Apollo Real Estate Advisors, through various entities, has been an active investor in multi-family properties located in New York City. Since October 2005, Apollo has accumulated a portfolio of nearly 10,000 units, including the 1,900-unit Lafayette Estates (Bronx, NY) and the Amsterdam Apartments, a portfolio of 1,100 units throughout New York City. Apollo and Vantage recently purchased a 31-asset portfolio of rent-stabilized multifamily properties in Queens, NY consisting of 2,124 units.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     - Vantage was formed in January 2006 by Neil Rubler and commenced operations in March 2006 with the acquisition of the 1,800 unit Delano Village (Harlem, NY). Key members of Vantage's senior management were formerly employees of the Olnick Organization, a New York City family-run real estate developer and manager, specializing in residential properties since 1946. Since closing on the Delano Village, Vantage has co-invested in a portfolio of 1,000 rent stabilized properties in partnership with Apollo and Stellar management (the Aries Portfolio). Vantage has also joint ventured with Apollo, Taconic Partners and Barclays Capital Partners to acquire a portfolio of 1,000 units in East New York (Fairfield Towers) and has most recently closed on a 360-unit portfolio of 5 apartment buildings in Washington Heights, NY with Apollo.

- Vantage Management Services LLC ("VMS"), an affiliate of Vantage, is the property manager of the Subject. Today, VMS and V-Tech Construction Services, another affiliate of Vantage, provide asset management, property management and construction services to the Vantage portfolio and, to a limited extent, to third-party owned properties. VMS currently manages approximately 5,000 units in 53 buildings.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CVI MULTIFAMILY APARTMENT PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $179,784,800
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $179,784,800
FIRST PAYMENT DATE:           December 11, 2006
MORTGAGE INTEREST RATE:       6.0986865% per annum
AMORTIZATION TERM:            Interest only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                November 11, 2011
MATURITY/ARD BALANCE:         $179,784,800
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is two
                              months prior to the Maturity Date.(2)
LOAN PER UNIT:                $60,129(1)
UP-FRONT RESERVES:            Required Repairs Reserve:   $   579,120(3)
                              Replacement Reserve:        $16,416,481(4)
                              Interest Reserve:           $17,675,000(5)
ONGOING RESERVES:             Tax and Insurance Reserve:             Yes
                              Replacement Reserve:               Yes (4)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Yes(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Portfolio
PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Conventional
LOCATION:                     Various(7)
YEAR BUILT/RENOVATED:         Various(8)
UNITS:                        2,990
OCCUPANCY AT U/W(9):          93%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Various(10)
                                                 U/W
                                             -----------
NET OPERATING INCOME:                        $15,821,009
NET CASH FLOW:                               $15,010,509
DSCR:                                        1.35x
APPRAISED VALUE:              $217,935,000
APPRAISAL DATE:               Various(11)
CUT-OFF DATE LTV RATIO(1):    82.5%
MATURITY/ARD LTV RATIO:       82.5%

(1)  Based on the March 2007 cut-off date principal balance.

(2) In addition, prior to the defeasance lockout date, the borrowers may obtain the release of the CVI Multifamily Apartment Portfolio Properties known as Dove Landing Maple Terrace, Dove Landing Pharah and Dove Landing Baltic, upon payment of the allocated loan amount for such property and satisfaction of certain other conditions set forth in the related mortgage loan documents.

(3) A required repairs reserve in the amount of $579,120 was established at the closing of the CVI Multifamily Apartment Portfolio Loan to fund immediate repairs.

(4) A replacement reserve in the amount of $16,416,481 was established at the closing of the CVI Multifamily Apartment Portfolio Loan to fund ongoing repairs and replacements during the first three (3) calendar years of the term of the CVI Multifamily Apartment Portfolio Loan. Beginning on the thirteenth payment date, the borrowers are required to make monthly payments into a replacement reserve in an amount equal to $62,291.67 to fund ongoing repairs and replacements.

(5) The interest reserve in the amount of $17,675,000 was established at the closing of the CVI Multifamily Apartment Portfolio Loan for the purpose of establishing a reserve in an amount sufficient to pay estimated interest shortfalls.

(6) The borrowers' direct and indirect shareholders have incurred mezzanine debt in an aggregate principal amount of $68,192,275 by way of three mezzanine loans (respectively, "Mezzanine A Loan," "Mezzanine B Loan" and "Mezzanine C Loan") secured by the ownership interests in the entity or entities owned by each respective mezzanine borrower. Mezzanine A Loan is a fixed rate loan that accrues interest at a per annum rate of 9.2265%. Mezzanine B Loan is a floating rate loan that accrues interest at a rate equal to LIBOR plus 6.5000% per annum. Mezzanine C Loan is a floating rate loan that accrues interest at a rate equal to LIBOR plus 9.0000% per annum.

(7) The CVI Multifamily Apartment Portfolio Loan is secured by 20 multifamily residential properties located in California, Colorado, Florida, Georgia, South Carolina, Texas and Virginia.

(8) The CVI Multifamily Apartment Portfolio Loan Properties were constructed between 1968 and 1999.

(9) Based on rent rolls for various periods ending between October 18, 2006 and January 3, 2007.

(10) The properties securing the CVI Multifamily Apartment Portfolio Loan are managed by six (6) different management companies.

(11) All appraisals were completed between August 7, 2006 and January 4, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                                         ALLOCATED
                                        YEAR                                                           ORIGINAL LOAN    APPRAISED
          PROPERTY NAME            BUILT/RENOVATED            LOCATION           UNITS  OCCUPANCY (1)     BALANCE         VALUE
---------------------------------  ---------------  ---------------------------  -----  -------------  -------------  --------------
            Oak Hollow                 1988/NA        Sacramento, California       434       91%        $ 28,927,729  $ 36,120,000
      Wood Chase Apartments            1987/NA           Norcross, Georgia         380       85%        $ 22,384,552  $ 26,300,000
      Bluffs at Castle Rock            1998/NA         Castle Rock, Colorado       220       89%        $ 16,874,508  $ 20,800,000
       Wildwood Apartments            1984/2005            Austin, Texas           344       97%        $ 15,152,620  $ 17,410,000
         Centerpoint East              1999/NA           Aurora, Colorado          208       93%        $ 13,775,109  $ 18,700,000
       Village at Riverside            1999/NA             Austin, Texas           156      100%        $ 12,225,409  $ 14,400,000
    Sierra Village Apartments         1986/2005     North Highlands, California    185       92%        $ 11,364,465  $ 15,180,000
           Palm Harbor                1972/2004          Orlando, Florida          200       95%        $ 11,020,087  $ 13,100,000
            Pepperhill                1970/2001       North Charleston, South      214       92%        $ 10,503,520  $ 12,100,000
                                                             Carolina
        Dove Landing North            1984/2003      Virginia Beach, Virginia      150       98%        $ 10,331,332  $ 12,600,000
           Club Creek 2               1984/2005            Austin, Texas           160       98%        $  7,576,310  $  8,240,000
        Dove Landing East             1979/1985      Virginia Beach, Virginia       88       99%        $  5,854,421  $  6,620,000
        Dove Landing West              1977/NA       Virginia Beach, Virginia       68       93%        $  4,304,722  $  5,040,000
             Palmetto                 1968/2004       North Charleston, South       52       98%        $  2,117,923  $  2,450,000
                                                            Carolina
        Dove Landing Point            1988/1999          Norfolk, Virginia          36       86%        $  1,951,589  $  2,180,000
        Dove Landing Plaza            1980/2003      Virginia Beach, Virginia       32       94%        $  1,894,077  $  2,120,000
Dove Landing Beach, Apple Orchard     1980/1999      Virginia Beach, Virginia       24       83%        $  1,377,511  $  1,670,000
    Dove Landing Maple Terrace        1980/1999      Virginia Beach, Virginia       12      100%        $    757,631  $  1,135,000
       Dove Landing Baltic            1976/2003      Virginia Beach, Virginia       15      100%        $    723,193  $    970,000
       Dove Landing Pharah            1980/2005      Virginia Beach, Virginia       12       75%        $    668,092  $    800,000
----------------------------------------------------------------------------------------------------------------------------------
      TOTAL / WEIGHTED AVERAGE                                                   2,990       93%        $179,784,800  $217,935,000
==================================================================================================================================

(1) Occupancy is based on the individual property rent rolls ranging from October 18, 2006 to January 3, 2007.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

THE PROPERTIES

- The CVI Multifamily Portfolio ("CVI") Loan is secured by 20 multifamily properties located in Texas (22.1% of total units), California (20.7% of total units), Virginia (14.6% of total units), Colorado (14.3% of total units), Georgia (12.7% of total units), South Carolina (8.9% of total units), and Florida (6.7% of total units). The collateral consists of 2,990 units. All of the properties are Class B garden-style apartment buildings, constructed between 1968 and 1999.

- The sponsor plans to improve the portfolio's performance through a four-stage improvement plan. In the first stage, the sponsor plans to spend approximately $16,995,601, or $5,686 per unit on capital improvements. In the second stage, the sponsor plans to charge for RUBS (which are utility reimbursements) and for washer/dryers in the units. In the third stage, the sponsor plans to centralize the management and contract at a fee of 3% of EGI. In the fourth stage, the sponsor plans to raise rents to market value.

THE MARKETS

Austin, Texas

- Three of the CVI properties (Wildwood Apartments, Village at Riverside and Club Creek 2) are located in Austin, Texas. The overall 2006 population of the Austin MSA was estimated at 1,523,480. According to REIS, the population increased 13% from 2001 to 3Q 2006. The Austin multifamily market has an inventory of approximately 137,270 units as of 3Q 2006. The 3Q 2006 average occupancy rate was 92.9%. The average asking rental rate of $788 per unit/month is a 1.3% increase from the 2Q 2006 asking rental rate of $778 per unit/month. The amenities generally include a community pool, laundry room, and fitness center.

Sacramento, California

- Two of the CVI properties (Oak Hollow and Sierra Village) are located in Sacramento and North Highlands, California. The 3Q 2006 population of the Sacramento MSA was estimated at 2,081,750. According to REIS, the population increased 9.73% from 2001 to 3Q 2006. The Sacramento multifamily market has an inventory of approximately 98,168 units as of 3Q 2006. The 3Q 2006 average occupancy rate was 94.6%. The average asking rental rate of $900 per unit/month is a 1.4% increase from the 2Q 2006 asking rental rates of $888 per unit/month. The amenities generally include a community pool, laundry room, spa, and fitness center.

Virginia Beach, Virginia

- Nine of the CVI properties (collectively known as the Dove Landing Portfolio) are located in Virginia Beach and Norfolk, Virginia. The 3Q 2006 population of the Norfolk MSA was estimated at 1,656,350. According to REIS, the population increased 3.9% from 2001 to 3Q 2006. The Norfolk multifamily market has an inventory of 82,586 units as of 3Q 2006. The 3Q 2006 average occupancy rate was 96.2%. The average asking rental rate of $789 per unit/month is a 1.2% increase from the 2Q 2006 average asking rent of $780 per unit/month. The amenities generally include laundry facilities within each of the apartment buildings.

Denver, Colorado

- Two of the CVI properties (Centerpoint East and Bluffs at Castle Rock) are located in Aurora and Castle Rock, Colorado. The 3Q 2006 population of the Denver MSA was estimated at 2,401,800. According to REIS, the population increased 6.2% from 2001 to 3Q 2006. The Denver multifamily market has an inventory of 165,283 units. The 3Q 2006 average occupancy rate was 92.2%. The average asking rental rate of $851 per unit/month is a 0.4% increase from the 2Q 2006 average asking rent of $848 per unit/month. The amenities generally include a business center, community pool, playground, and detached garages.

Norcross, Georgia

- Woodchase is located in Norcross, Georgia, which is approximately 20 miles north east of the city of Atlanta. The overall 2006

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     population of the Atlanta MSA was estimated at 5,058,280. According to REIS, the population increased 12.6% from 2001 to 2006. The Atlanta multifamily market has an inventory of 339,736 units as of 3Q 2006. The 3Q 2006 average occupancy rate was 91.9%. The average asking rental rate of $827 per unit/month is a 0.1% increase from the 2Q 2006 average asking rent of $826 per unit/month. The amenities generally include a swimming pool, tennis court, fitness center, playground, clubhouse, and laundry facility.

Charleston, South Carolina

- Two of the CVI properties (Palmetto and Pepperhill) are located in North Charleston, South Carolina. The 3Q 2006 population of Charleston MSA was estimated at 605,370. According to REIS, the population increased 8.3% from 2001 to 3Q 2006. The Charleston multifamily market has an inventory of 24,482 units as of 3Q 2006. The 3Q 2006 average occupancy rate was 92.6%. The average asking rental rate of $710 per unit/month is a 1.7% increase from the 2Q 2006 average asking rent of $698 per unit/month. The amenities generally include laundry facilities.

Orlando, Florida

- Palm Harbor is located in Orlando, Florida. The 3Q 2006 population of the Orlando MSA was estimated at 2,001,720. According to REIS, the population increased 15.6% from 2001 to 3Q 2006. The Orlando multifamily market has an inventory of 115,009 units as of 3Q 2006. The 3Q 2006 average occupancy rate was 95.3%. The average asking rental rate of $862 per unit/month is a 1.7% increase from the 2Q 2006 average asking rent of $848. The amenities include a fitness center, laundry facilities, two swimming pools, a clubhouse, a leasing office, a picnic area, a playground, and a car wash.

THE BORROWER

- The borrower is a bankruptcy-remote single purpose entity. Commercial Ventures, Inc. ("CVI Inc.") and Richard J. Nathan are the guarantors with a combined net worth of $267.4 million and liquidity of $18.0 million. CVI Inc. is an experienced owner of apartment, office, and industrial properties located in the West Coast and East Coast markets. CVI Inc. was formed in 1993 and incorporated in Delaware, and is headquartered in Los Angeles, California. CVI Inc. currently owns in excess of 14,000 units. CVI Inc. has an experienced management team with approximately 30 years worth of experience in owning and operating commercial properties.

THE MANAGER

- Brookside Properties, Inc. is the property manager for the Dove Landing Portfolio, Palmetto, and Pepperhill. Brookside is one of the premier property management companies in Tennessee with 30 years of experience in property management. Currently, Brookside manages 4,535 units in the greater Nashville/Clarksville area and over 14,443 units across the southeast United States.

- RAM Partners, LLC is the property manager for Woodchase Apartments. RAM Partners is an Accredited Management Organization, who currently manages approximately 31,500 apartments throughout the United States. The company has 17 years of experience in property management and manages more than 20 properties in Georgia.

- Apartment Management Consultants, LLC ("AMC") will manage Oak Hollow, Centerpoint East, and Sierra Village. AMC is a full-service, property and asset management service company, headquartered in Midvale, Utah. AMC currently manages over 12,000 property units in the western United States.

- The Lynd Company is the property manager for Village at Riverside, Club Creek, and Wildwood. Lynd has 26 years of experience in property management and currently manages more than 100 properties comprising over 20,000 units located in over 40 cities in more than 7 states. Lynd currently manages over $580 million in assets.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- Greystar is the property manager for Palm Harbor Apartments. Greystar is a private, full service real estate firm, which specializes in real estate investment advisory, development, construction and property management. Greystar operates in 7 states and is active in 20 major markets throughout the sun-belt, Denver and New York City. Greystar currently manages over 80,000 apartment homes across the United States.

- Griffis/Blessing, Inc. is the property manager for The Bluffs at Castle Rock. Griffis/Blessing has been designated an Accredited Management Organization with a total portfolio consisting of over 4,000 residential units and over three million SF of commercial properties. The company manages assets valued in excess of $500 million for numerous private and institutional owners.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               MANSIONS PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE(1):   $160,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(2):                      $160,000,000
FIRST PAYMENT DATE:              February 11, 2007
MORTGAGE INTEREST RATE:          5.7700% per annum
AMORTIZATION TERM:               Interest only
HYPERAMORTIZATION:               N/A
ARD DATE:                        N/A
MATURITY DATE:                   January 11, 2017
MATURITY/ARD BALANCE:            $160,000,000
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout/defeasance until the date that is five
                                 months prior to the Maturity Date.
LOAN PER UNIT:                   $112,915(2)
UP-FRONT RESERVES:               Litigation Reserve for
                                 Mansions on the Green I:             $30,000(3)
ONGOING RESERVES:                Tax and Insurance Reserve:               Yes
                                 Replacement Reserve:                     Yes(4)
LOCKBOX:                         Hard
SUBORDINATE FINANCING:           Yes(5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:          Portfolio
PROPERTY TYPE:                   Multifamily
PROPERTY SUB-TYPE:               Conventional
LOCATION:                        Various(6)
YEAR BUILT/RENOVATED:            Various(7)
UNITS:                           1,417
OCCUPANCY AT U/W(8):             95%
OWNERSHIP INTEREST:              Fee
PROPERTY MANAGEMENT:             CNC Investments, Ltd.

                                           12/31/2005    9/30/2006       U/W
                                           ----------   ----------   -----------
NET OPERATING INCOME:                      $8,753,113   $9,379,054   $11,862,682
NET CASH FLOW:                                                       $11,650,132
DSCR:                                                                      1.24x
APPRAISED VALUE:                 $204,000,000
APPRAISAL DATE:                  October 9, 2006
CUT-OFF DATE LTV RATIO(2):       78.4%
MATURITY/ARD LTV RATIO:          78.4%

(1) The Mansions Portfolio is comprised of four mortgage loans (respectively, the "Mansions at Canyon Creek Loan," the "Mansions at Steiner Ranch Loan," the "Mansions on the Green I Loan" and the "Mansions on the Green II Loan" and collectively, the "Mansions Portfolio Loans"), each of which is cross-collateralized and cross-defaulted with the others.

(2)  Based on the March 2007 cut-off date principal balance.

(3) A litigation reserve was established at the closing of the Mansions on the Green I Loan in connection with certain legal proceedings regarding the height of a sign erected on the related mortgaged real property. If a default exists (and remains uncured within any applicable cure period) under the related mortgage loan documents, the lender may apply funds in the litigation reserve against the Mansions on the Green I Loan. Funds in the litigation reserve will be released to the borrower upon final resolution of such legal proceedings, as may be acceptable to the lender, as further set forth in the related mortgage loan documents.

(4) The borrowers are required to deposit $17,715 per month into a replacement reserve to fund ongoing repairs and replacements to be allocated as follows: $6,275 for Mansions at Steiner Ranch, $4,250 for Mansions on the Green I, $4,150 for Mansions at Canyon Creek and 3,040 for Mansions on the Green II.

(5) The direct and indirect equity owners of the related borrowers have incurred mezzanine indebtedness in the aggregate amount of $20,234,000, secured by their ownership interests in such borrower at interest rates of 12.0000% per annum.

(6) The Mansions Portfolio Loans are secured by four multifamily properties located in Round Rock, Texas and Austin, Texas.

(7)  The Mansions Portfolio Properties were constructed between 2000 and 2001.

(8)  Based on the December 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                  ALLOCATED
                            YEAR                                                ORIGINAL LOAN    APPRAISED
    PROPERTY NAME           BUILT        LOCATION       UNITS   OCCUPANCY (1)      BALANCE         VALUE
-------------------------   -----   -----------------   -----   -------------   -------------   ------------
Mansions at Steiner Ranch    2001     Austin, Texas       502        95%        $ 61,727,334    $ 78,800,000
Mansions on the Green I      2000   Round Rock, Texas     340        96%        $ 37,226,506    $ 47,200,000
Mansions at Canyon Creek     2001     Austin, Texas       332        96%        $ 35,376,585    $ 45,200,000
Mansions on the Green II     2001   Round Rock, Texas     243        95%        $ 25,669,575    $ 32,800,000
------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                                1,417        95%        $160,000,000    $204,000,000

(1) Occupancy is based on the individual property rent rolls ranging from December 10, 2006 to December 15, 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

THE PROPERTIES

- The Mansions at Steiner Ranch, Mansions on the Green I, Mansions at Canyon Creek and Mansions on the Green II mortgage loans are cross-collateralized and cross-defaulted mortgage loans that were made to finance the acquisition of four multifamily properties by entities controlled by Chowdary Yalamanchili.

- All four properties are Class A garden-style complexes constructed between 2000 and 2001. Each property offers a leasing center, fitness center, business center, concierge service, coffee/espresso/wine bar, game room, theater room, various spa services and two pools. Unit amenities include 10' ceilings, jacuzzi bathtubs, direct access garages and a patio/balcony. Some units include a fireplace, hardwood floors, granite countertops and a second balcony. Each property boasts ample parking with an average of 1.77 spaces per unit across the portfolio. The Mansions on the Green II has a full service European spa with a glass enclosed swimming pool, hot tub, steam room, solarium and tanning beds. Residents of Mansions on the Green I also have access to this facility.

THE MARKET

- All four properties are located in the Austin, TX market. Austin's economy is driven by colleges and universities, the Texas government, and engineering and technology sectors. The Austin technology sector rivals that of Silicon Valley, while providing much lower costs of living. The largest employers in the market include the State of Texas, the University of Texas, Dell and IBM.

- The Austin market contained approximately 137,270 units as of 3Q 2006, with absorption outpacing new construction. Market vacancy rates continue to improve and as of 3Q 2006 were at 7.1%, the lowest in 5 years. Average asking rents are $788 per unit, representing a 3% increase from 3Q 2005. Mansions at Steiner Ranch has 502 units with overall average rents of $1,581 per unit and 95% occupancy. Mansions on the Green I has 340 units with overall average rents of $1,399 per unit and 96% occupancy. Mansions at Canyon Creek has 332 units with overall average rents of $1,399 per unit and 96% occupancy. Mansions on the Green II has 243 units with overall average rents of $1,386 and 95% occupancy. All properties are currently offering concessions in the form of one to two months free rent, which is in line with the market trend.

- Including the University of Texas at Austin, the city is home to numerous colleges and universities that enroll over 100,000 students each year, many of whom stay in the area after school and work at some of the many technology giants with local operations. Unemployment has been steadily decreasing in Austin, with the Bureau of Labor Statistics reporting an unemployment rate of 3.7% as of December 2006. This represents the sixth consecutive month where unemployment has either decreased or remained the same. This number is below the statewide average unemployment of 4.6%.

THE BORROWER/MANAGER

- The borrowing structure consists of two entities that own all four properties jointly and severally as tenants in common. Both entities are ultimately controlled by Chowdary Yalamanchili.

- The sponsor is Chowdary Yalamanchili. Mr. Yalamanchili is a repeat borrower of Column Financial, Inc. with a current net worth of approximately $103 million. Mr. Yalamanchili has been primarily involved in the Texas real estate market for over 25 years. He has an established history of purchasing properties, upgrading the facilities, reducing expenses and gradually increasing rents. Mr. Yalamanchili is also the founder and president of CNC Investments ("CNC") which has been in business since 1982. CNC will serve as the property manager at all four properties. CNC currently manages approximately 42,000 units located across nine states valued at more than $2 billion. Prior to the acquisition of these four properties, CNC already managed 1,662 units in Austin, Texas.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                   CITY PLACE

                        [PLACE HOLDER FOR MAP AND PHOTO]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $150,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $150,000,000
FIRST PAYMENT DATE:           December 11, 2006
MORTGAGE INTEREST RATE:       6.2700% per annum
AMORTIZATION TERM:            Interest only(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                October 11, 2016
MATURITY/ARD BALANCE:         $150,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is
                              three months prior to the Maturity Date.
LOAN PER SF:                  $198(1)
UP-FRONT RESERVES:            Rollover Reserve (Non-SNO):         $6,161,000(3)
                              Required Repair Reserve:            $  760,099
                              Ground Rent Reserve:                $  467,043(4)
                              Rent Reserve:                       $2,154,000(5)
ONGOING RESERVES:             Tax, TIF and Insurance Reserve:            Yes(6)
                              Rollover Reserve (Non-SNO):                Yes(3)
                              Rollover Reserve (SNO):                    Yes(7)
                              Ground Rent Reserve:                       Yes(4)
                              Rent Reserve:                              Yes(5)
                              Commercial Replacement Reserve:            Yes(8)
                              Multifamily Replacement                    Yes(9)
                              Reserve:
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:      Single Asset
PROPERTY TYPE:               Mixed Use
PROPERTY SUB-TYPE:           Retail/Office/Multifamily
LOCATION:                    West Palm Beach,
                             Florida
YEAR BUILT:                  2000
SQUARE FEET:                 756,471
OCCUPANCY AT U/W(10):        95%
OWNERSHIP INTEREST:          Fee/Leasehold
                                       % OF TOTAL
MAJOR TENANTS                NRSF        NRSF       LEASE EXPIRATION
--------------------------   -------   ----------   ----------------
Macy's                       110,000     14.5%         1/31/2016
Muvico                       92,000      12.2%         11/2/2015
Barnes & Noble               28,169       3.7%         1/31/2016
PROPERTY MANAGEMENT:         Related Urban Management Company
                             L.L.C.; TRG Management Company of
                             Florida
                             12/31/2004   12/31/2005   6/30/2006        U/W
                             ----------   ----------   ----------   -----------
NET OPERATING INCOME:        $8,302,633   $8,570,030   $9,346,290   $12,276,107
NET CASH FLOW:                                                      $11,996,606
DSCR:                                                                      1.26x
APPRAISED VALUE:             $233,000,000
APPRAISAL DATE:              September 15, 2006
CUT-OFF DATE LTV RATIO(1):   64.4%
MATURITY/ARD LTV RATIO:      64.4%

(1)  Based on the March 2007 cut-off date principal balance.

(2) The City Place Loan is an interest only loan for its entire term; provided, however, that if the debt service coverage ratio is less than 1.20x on any annual DSCR test date (as set forth under the related mortgage loan documents), the City Place Loan will begin to amortize on a twenty-five year amortization schedule.

(3) At the closing of the City Place Loan, the borrower deposited $6,161,000 into a rollover reserve held by the lender for general tenant improvement and leasing commission obligations with respect to currently occupying ("Non-SNO") tenants, at the City Place Property. The borrower is required to make monthly payments into such Non-SNO rollover reserve in an amount equal to $56,099.50.

(4) At the closing of the City Place Loan, the borrower deposited $467,043.33 into a ground rent reserve. The borrower is required to make monthly payments into the ground rent reserve in an amount equal to 1/12th of the ground rent that Lender reasonably estimates will be payable with respect to the City Place Property during the next ensuing 12 months in order to accumulate sufficient funds to pay all such ground rents at least 30 days prior to their respective due dates.

(5) At the closing of the City Place Loan, the borrower deposited $2,154,000 into a rent reserve with respect to "signed but not occupied" ("SNO") tenants. Funds in the rent reserve will be allocated among the SNO tenants in accordance with the related mortgage loan documents. In addition, to the extent the lender reasonably believes that certain SNO tenant occupancy conditions will not be fulfilled on or before the applicable estimated occupancy date, the borrower may be required to make additional deposits into the rent reserve in an amount equal to one month's base rent payable under the applicable SNO lease for each month of delay.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(6) The borrower is required to make monthly payments into a tax, TIF and insurance reserve to accumulate funds necessary to pay all taxes and TIF assessments prior to their respective due dates. Deposits into the reserve in respect of insurance premiums will be required only if the borrower has not provided the lender with satisfactory evidence of payment of insurance premiums within six months prior to the expiration of the related insurance policies.

(7) In the event that (x) any SNO tenant fails to fulfill its occupancy conditions or terminates its lease on or before the applicable occupancy deadline date and (y) the borrower has not entered a substitute lease, the borrower will be required to deposit into an SNO rollover reserve, within two business days, an amount equal to the allocated loan amount for such SNO tenant. Funds in the SNO rollover reserve will be applied solely to certain approved leasing expenses that may be incurred in connection with the re-leasing of the applicable tenant space. Provided that no event of default exists under the City Place Loan, any excess funds in the SNO rollover reserve at such time as the SNO tenant occupancy conditions have been satisfied (or, at such time as a substitute lease has been entered into with respect to the subject SNO lease, as the case may be) will be released to the borrower pursuant to the related mortgage loan documents.

(8) The borrower is required to make monthly payments into a commercial replacement reserve in the amount of $9,816.54, to fund ongoing repairs and replacements with respect to the retail portion of the City Place Property.

(9) The borrower is required to make monthly payments into a multifamily replacement reserve in an amount equal to $1,125, to fund ongoing repairs and replacements with respect to the multifamily portion of the City Place Property.

(10) Based on the August 28, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- City Place (the "Subject") is a 756,471 SF Class A property with approximately 626,000 SF of retail space constructed in the fall of 2000 by The Related Companies ("Related"). City Place, with its location in downtown West Palm Beach, Florida, has easy access on Okeechobee (at Rosemary Avenue) to local and regional areas and strong tenant mix and is positioned as a destination entertainment and retail.

- In 1996, the City of West Palm Beach assembled 72 acres of developed land into one contiguous parcel. Related chose to develop the parcel in two phases.

     - Phase I opened in 2000 and includes the collateral with 626,012 SF of open-air retail space, 56 loft style office spaces, 54 apartments, and a 50,000 SF theatre. Phase I also includes supporting residential development (not collateral) with 218 high rise condo apartments, 264 low rise condo apartments, 33 garden condos and 51 town homes.

     - Phase II of the Subject contains several parcels in development including a residential apartment tower (420 units), two office buildings totaling 400,000 SF and 35 town house units. Construction on the office and residential tower are expected to be complete by late 2007 and 2008, respectively.

- City Place is a premier shopping center in the West Palm Beach area. The retail center focuses around a large courtyard with cafe seating, live music, and an expansive water fountain that puts on waters shows. There are 4 major tenants over 20,000 SF that account for over 33% of the space at City Place. Two of these tenants, Macy's and Muvico, own their own improvements subject to ground leases with Related. Muvico and Macy's have spent an estimated $52 million combined on the improvements.

- Macy's is the Subject's largest tenant, occupying 110,000 SF (14.5% of NRA) through January 2016. Macy's is one of the most historical and recognizable names in retail. The full-service department stores offer their customers a broad range of family apparel and home-related merchandise. The store is part of the Federated Department Store chain, with the City Place store operating under the Macy's East division. Related worked closely with Macy's corporate headquarters in order to successfully rebrand and reposition the City Place location in the past two years, increasing sales performance. Macy's reported annual sales at the property for year ended 2003, 2004, 2005 and T-12 ending May 2006 of $137 PSF, $131 PSF, $144 PSF and $144 PSF, respectively.

- Muvico is the second largest tenant at City Place, occupying 92,000 SF (12.2% of NRA) through November 2015. Keeping with the theater's successful blend of memorable architecture, strategic locations, oversized seating, and innovative amenities, Muvico is reminiscent of a French opera house and features European architecture throughout the theater, including stone staircases and hand-painted murals in the lobby. Muvico has been extremely successful, reporting sales at the property for the years ending 2003, 2004, 2005 and T-12 May 2006 were $521,592, $538,721, $571,077 and $552,788 per screen, respectively.

- Barnes & Noble occupies 28,169 SF (3.7% of NRA) through January 2016 at a current annual base rental rate of $15.98 PSF. Barnes & Noble, Inc. (NYSE:
     BKS) is the world's largest bookseller. The 681 Barnes and Noble stores located throughout the United States offer their customers titles from more than 50,000 publisher imprints, including thousands of small, independent publishers and university presses. Reported annual sales at the Subject for the years ending 2003, 2004, 2005 were $142 PSF, $166 PSF, and $167 PSF, respectively.

- The collateral also includes 56 loft spaces (72,556 SF) above and adjacent to the retail stores. The lofts were initially marketed to artists as live/work lofts but were slow to lease up. Since Related began marketing these spaces as small office suites, occupancy increased from under 40% in 2002 to 76% in 2003, and to 92% as of August 2006.

- Since opening City Place in 2000, the center has succeeded as a destination for entertainment and dining. The center was positioned away from national high-end clothing stores (such as Hugo Boss) that compete with retailers in downtown Palm Beach and instead, has a mix of mid-priced apparel and home furnishing stores. The home furnishing store Kreiss has performed well historically

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     in the center with sales of $612 PSF in the T-12 ending May 2006. The apparel clothiers, with T-12 sales ranging from $311 to $423 PSF, include stores like Ann Taylor and Tommy Bahama. For this reason, City Place performs well against its direct competition in the marketplace. In-line sales in 2003, 2004, 2005 and the T-12 ending May 2006 for comparable retail shops < 10,000 SF were $461 PSF, $499 PSF, $492 PSF, and $483 PSF, respectively, all well above both the national ($345 PSF) and regional averages ($346 PSF). Occupancy costs at City Place, which also reflect its strong performance in the market, are 12.3%.

- Over the last five years, market absorption in both the West Palm Beach submarket and Palm Beach County exceeded new construction. This dynamic led to the steady decline in overall vacancy rates and increasing market rents in both the submarket and the county. Vacancy in the West Palm Beach submarket fell from 4.5% as of year-end 2005 to 3.6% as of 2Q 2006.

- The reduced supply and increased demand for retail space in the market placed upward pressure on asking retail rents in West Palm Beach. These increases in market rents, as well as high projected tenant sales levels and falling occupancy costs, are evidenced in the recent leasing at City Place. Market rent for in-line tenants range from $40.00 PSF for spaces between 1,500 SF and 3,000 SF, $35.00 PSF for spaces between 3,001 SF and 10,000 SF and $30.00 PSF for spaces over 10,000 SF. Market rent for restaurant space is $32.00 PSF and $150.00 for kiosks.

- The Related Companies is one of the nation's most prominent developers and managers of real estate. The management team averages more than 20 years of experience in the industry, and over 14 years with Related. From 1996 through the present, the company has developed over $5 billion worth of projects. During the 1970s, Related raised over $40 million in equity to support more than 50 housing developments with value in excess of $250 million. Strategically, Related also used the 1970s to consolidate its leadership in creating innovative investment vehicles for institutions and individuals. To better capitalize on the opportunities presented in the 1980s, the company opened offices in New York City, Miami, Denver, Boston, Atlanta, Chicago, Costa Mesa, Dallas and San Francisco. Today the Related portfolio includes more than $11 billion in real estate assets spread over 47 states, including nearly 140,000 residential units and nearly 7 million square feet of commercial space.

- Related Urban Management ("RUM"), a subsidiary of Related, manages the Subject. The management division provides property management services for nearly 20,000 residential apartment units and over 1 million square feet of commercial and retail space. Notably, RUM also manages Desert Passage and the Time Warner Retail Complex.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                      % OF TOTAL BASE
        # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES   CUMULATIVE % OF TOTAL
 YEAR     ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING      ROLLING      RENTAL REVENUES ROLLING
  MTM        15            $ 8.13           1.07%           1.07%           0.44%               0.44%
 2006        21            $17.78           2.56%           3.63%           2.30%               2.74%
 2007        47            $19.29           8.07%          11.70%           7.87%              10.61%
 2008         8            $17.83           2.38%          14.08%           2.14%              12.76%
 2009        14            $28.30           2.31%          16.39%           3.30%              16.06%
 2010        22            $34.01           7.94%          24.33%          13.65%              29.71%
 2011        14            $30.21           7.00%          31.33%          10.69%              40.40%
 2012        10            $33.96           1.50%          32.83%           2.58%              42.98%
 2013        10            $27.45           4.69%          37.52%           6.51%              49.49%
 2014         3            $24.11           2.05%          39.57%           2.50%              52.00%
 2015        16            $20.62          21.06%          60.64%          21.95%              73.95%
>2015        33            $15.11          34.11%          94.75%          26.05%             100.00%
VACANT       28             N/A             5.25%          100.0%           N/A                 N/A

(1)  Data is based on rent roll dated August 28, 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                  HGA PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $123,300,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $123,300,000
FIRST PAYMENT DATE:           December 11, 2006
MORTGAGE INTEREST RATE:       5.0850% per annum
AMORTIZATION TERM:            Interest only(2)
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                November 11, 2016
MATURITY/ARD BALANCE:         $123,300,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is
                              three months prior to the Maturity Date.(2)
LOAN PER UNIT:                $60,117(1)
UP-FRONT RESERVES:            Engineering Reserve:                 $  461,188(3)
                              Renovation Reserve:                  $5,538,813(4)
                              Debt Service Reserve:                $2,750,275
                              Liquidity Reserve:                   $  521,731
ONGOING RESERVES:             Tax and Insurance Reserve:                  Yes
                              Replacement Reserve:                        Yes(5)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Portfolio
PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Conventional
LOCATION:                     Various(6)
YEAR BUILT/RENOVATED:         Various(7)
UNITS:                        2,051
OCCUPANCY AT U/W(8):          90%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Alliance Residential Management, L.L.C.
                              12/31/2005   VARIOUS(9)      U/W
                              ----------   ----------   ----------
NET OPERATING INCOME:         $8,610,196   $8,710,421   $9,327,689
NET CASH FLOW:                                          $9,122,589
DSCR:                         s                               1.44x
APPRAISED VALUE:              $154,250,000
APPRAISAL DATE:               Various(10)
CUT-OFF DATE LTV RATIO(1):    79.9%
MATURITY/ARD LTV RATIO:       79.9%

(1)  Based on the March 2007 cut-off date principal balance.

(2) In addition, prior to the expiration of the defeasance lockout period, the borrower may prepay up to 25% of the HGA Portfolio Loan and obtain a partial release of one or more of the related mortgaged real properties, upon satisfaction of certain conditions set forth in the related mortgage loan documents.

(3) The engineering reserve was established at the closing of the HGA Portfolio Loan to fund immediate repairs.

(4) The renovation reserve was established at the closing of the HGA Portfolio Loan to fund certain scheduled renovations.

(5) Beginning in June 2008, the borrower is required to make monthly deposits of one-twelfth of an amount equal to $250 per unit into a replacement reserve to fund ongoing repairs and replacements.

(6) The HGA Portfolio Loan is secured by eleven multifamily properties located in Maryland and Texas.

(7)  The HGA Portfolio Properties were constructed between 1970 and 1990.

(8)  Based on the October 2006 rent rolls.

(9) Based on operating statements for periods ending between July 31, 2006 and August 31, 2006.

(10) All appraisals were completed between September 6, 2006 and November 6,
     2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                               ALLOCATED
                         YEAR                                                                ORIGINAL LOAN    APPRAISED
  PROPERTY NAME     BUILT/RENOVATED             LOCATION             UNITS   OCCUPANCY (1)      BALANCE         VALUE
-----------------   ---------------   ----------------------------   -----   -------------   -------------   ------------
    Saybrooke          1990/2004         Gaithersburg, Maryland       252         95%         $ 37,300,000   $ 46,150,000
  The Verandahs        1989/2005      Montgomery Village, Maryland    186         96%         $ 24,000,000   $ 30,500,000
   The Gardens         1983/1999             Houston, Texas           246         92%         $ 10,600,000   $ 13,500,000
   Sage Hollow         1980/2004             Houston, Texas           252         88%         $ 10,000,000   $ 12,450,000
  Tangle Brook         1973/2004             Houston, Texas           127         91%         $  9,300,000   $ 11,050,000
Pine Forest Park       1973/2001             Houston, Texas           200         90%         $  7,500,000   $  8,750,000
    Elm Creek          1982/2005             Houston, Texas           168         93%         $  6,200,000   $  8,000,000
  Steeplechase         1970/2000              Alvin, Texas            171         87%         $  6,200,000   $  7,850,000
Pineforest Place       1973/2001             Houston, Texas           144         93%         $  4,200,000   $  5,650,000
Trailwood Village      1970/2004             Houston, Texas           177         88%         $  4,800,000   $  5,950,000
    Coventry           1982/2000             Houston, Texas           128         70%         $  3,200,000   $  4,450,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                                             2,051        90%         $123,300,000   $154,250,000

(1) Occupancy is based on the individual property rent rolls ranging from October 9, 2006 to October 10, 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

THE PROPERTIES

- The HGA Portfolio Loan ("HGA") is secured by 11 multifamily properties located in Texas (79% of total units) and Maryland (21% of total units). The collateral for HGA consists of 2,051 total units, which are comprised of 148 studios, 959 one-bedroom units, 806 two-bedroom units, 130 three-bedroom units and 8 four-bedroom units. All properties are Class B garden-style apartment buildings constructed between 1970 and 1990. The amenities generally include swimming pools, tennis courts, fitness centers, playgrounds, clubhouses and laundry facilities.

- Over the next 18 months, the borrower plans to spend an additional $5.5 million on renovations and deferred maintenance. At the end of the 18 months the portfolio will have undergone a total of $5.5 million in renovations ($2,923/unit). Column has established a $6 million renovation reserve to cover these improvements and any contingencies. The sponsors' strategy is to bring rents up to current market standards. The planned renovations will elevate the properties' stature within their markets and bring them to competitive levels.

THE MARKETS

Houston, Texas

- Nine of the HGA properties (The Gardens, Sage Hollow, Tangle Brook, Pine Forest Park, Elm Creek, Steeplechase, Pineforest Place, Trailwood Village, and Coventry) are located in the Houston-Baytown-Sugar Land, TX MSA. Houston is the largest city in the Southwestern United States and the seventh most populous metropolitan area in the United States with approximately 5.4 million residents. Over the past five years, Houston's population has grown approximately 2.3% annually, twice the national average. According to REIS, as of 3Q 2006, the Houston multifamily market was comprised of 443,994 units with an average occupancy of 93.7%, slightly down from 94.0% as roughly 1,133 newly constructed and existing units came onto the market. Average asking rents are $712/unit, up 0.7% from 2Q 2006. The city benefits from its convenient location, complex infrastructure, steady population growth and highly skilled labor force. Its economy remains strong and stable, and as it continues to become more diversified, the city should continue its healthy economic growth and remain a viable player in the national economy. The Borrower plans to spend $4.4 million on renovations across the nine properties.

Montgomery County, Maryland

- Two of the HGA properties (Saybrooke and The Verandahs) are located in Gaithersburg and Montgomery Village, Maryland, which are northern suburbs of Washington DC. The cities are approximately 235 miles south of New York City, 110 miles north of Richmond, Virginia, 40 miles southwest of Baltimore, Maryland, and 140 miles southeast of Philadelphia. The properties are located in the Greater Suburban Maryland market and the Gaithersburg submarket. As of 3Q 2006, the overall market was comprised of 136,473 units. The Suburban Maryland market reported vacancy levels of 1.4% to 5.1% over the past five years, and the current average asking rent per month is $1,152. The Borrower plans to spend $1.1 million on renovations across the two properties.

THE BORROWER

- The borrower is a newly created joint venture between HGA Capital of Hamburg ("HGA") and Alliance Holdings, LLC, with HGA controlling 90% of the venture. HGA is a wholly owned subsidiary of HSH N Real Estate AG, which was established in 1972. All of HGA's investment decisions aim to create profitable products for investors while at the same time keeping risks involved at an acceptable level. HGA has 10,000 investors of which 1,000 are multiple subscribers. HGA owns 34 closed-end real estate funds and 2 moveable funds (railroad). Total investments are approximately EUR 2.4 billion.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

THE MANAGER

- Alliance Residential Management, L.L.C ("Alliance") is the property manager. Alliance is recognized as a leading management company because of the extensive experience of its executives, the performance of its properties and its innovative management-training program. Alliance is one of the largest operators of multifamily communities in the United States, with more than 45,000 apartment homes under management nationwide. The Alliance portfolio includes communities throughout Texas and the Midwest, along the Eastern Seaboard from Virginia to Florida, as well as in Nevada and Arizona. Alliance's property management operations are headquartered in Houston, Texas.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                  KOGER CENTER

                       [PLACEHOLDER FOR BOX PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $115,500,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $115,500,000
FIRST PAYMENT DATE:           March 1, 2007
MORTGAGE INTEREST RATE:       6.0300% per annum
AMORTIZATION TERM:            Interest only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                February 1, 2017
MATURITY/ARD BALANCE:         $115,500,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the
                              date that is one month prior
                              to the Maturity Date.
LOAN PER SF:                  $136(1)
UP-FRONT RESERVES:            Engineering Reserve:           $  323,896(2)
                              Replacement Reserve:           $  630,000(3)
                              Tenant Improvements and
                              Leasing Commissions Reserve:   $  450,000
                              EDS Tenant Improvements
                              and Leasing Commissions
                              Reserve:                       $2,100,000(4)
                              Rent Concession Reserve:       $1,002,486(5)
ONGOING RESERVES:             Tax Reserve:                          Yes
                              Insurance Reserve:                    Yes(6)
                              Replacement Reserve:                  Yes(7)
                              Tenant Improvements and
                              Leasing Commissions Reserve:          Yes(8)
LOCKBOX:                      Springing
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     Tallahassee, Florida
YEAR BUILT/RENOVATED:         Various(9)
SQUARE FEET:                  849,765
OCCUPANCY AT U/W(10):         95%
OWNERSHIP INTEREST:           Fee

                                        % OF TOTAL
MAJOR TENANT(S)                 NRSF       NRSF      LEASE EXPIRATION
---------------               -------   ----------   ----------------
State of Florida              575,640      67.7%      10/31/2019(11)
EDS                            73,734       8.7%       4/30/2013
BearingPoint                   45,549       5.4%       5/13/2007

PROPERTY MANAGEMENT:          Hall Investments, Ltd.

                                                 ANNUALIZED FROM
                                                TRAILING 6 MONTHS
                                12/31/2005      ENDING 06/30/2006       U/W
                              ----------------  -----------------   ------------
NET OPERATING INCOME:         $(2,554,044)(12)   $(2,770,294)(12)  $210,267,978
NET CASH FLOW:                                                     $  9,674,684
DSCR:                                                                      1.37x

APPRAISED VALUE:              $145,000,000
APPRAISAL DATE:               January 1, 2007
CUT-OFF DATE LTV RATIO(1):    79.7%
MATURITY/ARD LTV RATIO:       79.7%

(1)  Based on the March 2007 cut-off date principal balance.

(2) The engineering reserve was established at closing to fund immediate repairs.

(3) The replacement reserve was established at closing to fund ongoing repairs and replacements.

(4) The EDS TI/LC reserve was established at closing to be used for tenant improvements and leasing commissions relating to the EDS lease and to relocate certain tenants.

(5) The rent concession reserve was established at closing to fund certain monthly rental payments relating to the EDS lease and/or the State of Florida Department of Management Services lease during free rent periods. The amounts in this reserve will be released to the borrower each month as the free rent periods expire.

(6) The borrower is required to make monthly payments into an insurance reserve to accumulate funds necessary to pay insurance premiums prior to the expiration of the related policies; provided, however, that if no event of default then exists, the borrower has deposited 25% of the amount of the annual insurance premiums into the insurance reserve and the borrower provides evidence that all insurance coverage is maintained at least 60 days prior to policy expiration, the borrower will not be required to make such monthly payments into the insurance reserve.

(7) The borrower is required to deposit $31,158.05 per month into a replacement reserve to fund ongoing repairs and replacements. Provided no event of default then exists, the borrower will not be required to make payments into the replacement reserve if the balance of such reserve (inclusive of the initial upfront reserve funded at closing) equals or exceeds $630,000.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(8) The borrower is required to deposit into the general TI/LC reserve $18,286.32 per month beginning with the first payment date through the 84th payment date and $70,833.33 per month beginning with the 85th payment date through the 119th payment date, to fund certain tenant improvements and leasing costs relating to leases. Provided no event of default then exists, the borrower will not be required to make payments into the general TI/LC reserve during the period beginning with the first payment date through the 84th payment date if the balance of such reserve (inclusive of the initial upfront reserve funded at closing) equals or exceeds $450,000.

(9)  The Koger Center Loan Properties were constructed between 1972 and 1992.

(10) Based on the January 10, 2007 rent roll and includes certain tenants that were not yet in occupancy as of such date.

(11) The State of Florida's obligation to pay rent under its lease is subject to the legislature appropriating funds sufficient to pay such rent payments. In the event an annual appropriation is not made, the State of Florida may defer payment of rent.

(12) Historical NOI reflects free rent periods under the State of Florida lease.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- The Koger Center loan is a $115,500,000, 10-year loan secured by the borrower's fee simple interest in an 849,765 SF office complex located in Tallahassee, Florida.

- Koger Center (the "Property" or the "Subject") is an 849,765 SF office complex consisting of 18, two and three-story buildings with gross rentable areas ranging from 21,462 SF to 86,143 SF. The buildings were constructed between 1972 and 1992.

- As of January 10, 2007, the Property was 95% leased to 31 tenants and 85% occupied by 30 tenants. Approximately 9% of additional space will be occupied when Electronic Data Systems Corporation ("EDS") takes occupancy of the remaining 59,402 SF and a new tenant, Florida Tourism Industry Marketing, takes occupancy of 18,665 SF. Other notable tenants include The State of Florida, BearingPoint, Inc. and Pitney Bowes.

- The State of Florida (Aa1/AAA; Moody's/S&P) is the largest tenant leasing 575,640 SF (67.7% of NRA) at $17.56 SF. The 575,640 SF of space is occupied by different state offices and divisions, including the Department of Health, Department of State, Fish and Wildlife Conservation Commission, Department of Education, Department of Transportation, Unemployment Appeals Commission, Juvenile Justice, and Department of Financial Services. The State of Florida master lease expires in 2019 and includes two 60-month renewal options.

- EDS (BA1/BBB-/BBB-; Moody's/S&P/Fitch) is the second largest tenant and leases 73,734 SF (8.7% of NRA). EDS is a global technology services company that delivers a portfolio of information technology and business process outsourcing services to clients in the manufacturing, financial services, healthcare, communications, energy, transportation, consumer and retail industries and to governments around the world. The company was founded by Ross Perot in 1962 and is headquartered in Plano, Texas.

-    The third largest tenant, BearingPoint, Inc., leases 45,549 SF (5.4% of
     NRA). BearingPoint provides consulting applications services, technology solutions and managed services to government organizations, Global 2000 companies and medium-sized businesses in the United States and internationally.

- The appraisal by Metropolitan Valuation Services, Inc. dated January 4, 2007 (the "Appraisal") concluded the following. The Subject is located in the Tallahassee Metropolitan Statistical Area (MSA), which is shaped by the presence of local and state government and two universities. State and local government employs approximately 40% of the workforce in Leon County, making the government the largest employer in the area. Florida State University is the second largest employer with more than 11,000 employees. Tallahassee has an estimated population of 264,231 as of 2006, which represents a significant increase from the 2000 census population estimate of 239,452.

- The Appraisal further concluded the following. The Subject is located in the southeast submarket of Tallahassee which is approximately 2 miles east of the CBD. The Property is situated along the Apalachee Parkway corridor, which has a high density of both office parks and retail centers, and the Tallahassee airport is also 7 miles southwest of the Property. Governor's square, the largest mall in Tallahassee, is approximately 1 mile west of the Property. The submarket contains a total of 2,615,128 SF in 23 buildings. Occupancy in the southeast submarket has remained near the 92% level over the last several years. Asking rents range from $12.00 - 18.50 PSF. Occupancy for the six most competitive properties is 94.7% and asking rents range from $15.00 - $18.50 PSF. The weighted average in place rent at the Property is $17.27 PSF.

- The loan is sponsored by Lyda Hakimi. Ms. Hakimi has over 20 years of real estate experience and is the President of Hall Investments, Ltd.

- The Subject will be managed by Hall Investments, Ltd., a borrower-affiliated management company. Hall Investments, Ltd. is an owner, manager, and consultant for commercial office properties.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1) (2) (3)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
  MTM          3             $17.50             0.21%           0.21%            0.20%              0.20%
 2007         11             $17.50             6.75%           6.96%            6.50%              6.70%
 2008          4             $18.70             0.25%           7.21%            0.26%              6.96%
 2009          3             $17.34             0.46%           7.67%            0.44%              7.39%
 2010          2             $16.84             1.47%           9.14%            1.36%              8.75%
 2011          3             $14.98             4.56%          13.71%            3.76%             12.51%
 2012          0                N/A             0.00%          13.71%            0.00%             12.51%
 2013          1             $16.50             8.70%          22.40%            7.89%             20.40%
 2014          0                N/A             0.00%          22.40%            0.00%             20.40%
 2015          0                N/A             0.00%          22.40%            0.00%             20.40%
 2016          2             $15.08             2.17%          24.57%            1.80%             22.20%
 2017          0                N/A             0.00%          24.57%            0.00%             22.20%
 >2017         2             $20.19            70.08%          94.65%           77.80%            100.00%
VACANT       N/A                N/A             5.35%         100.00%             N/A                N/A

(1)  Data is based on rent roll dated January 10, 2007.

(2) Data does not include 1,779 square feet of leasing office space that has no rent attributed to it.

(3) The lease rollover schedule is based on the actual lease expirations per the leases and not early termination options.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                 TRIDENT CENTER

                       [PLACEHOLDER FOR BOX MAP AND PHOTO]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $101,850,000
CUT-OFF DATE PRINCIPAL
   BALANCE(1):                $101,850,000
FIRST PAYMENT DATE:           March 11, 2007
MORTGAGE INTEREST RATE:       5.2993% per annum
AMORTIZATION TERM:            Interest only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                February 11, 2017
MATURITY/ARD BALANCE:         $101,850,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/yield maintenance until the date that
                              is six months prior to the Maturity Date.(2)
LOAN PER SF:                  $278(1)
ONGOING RESERVES:             Tax and Insurance Reserve: Yes(3)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Permitted(4)
                              PROPERTY INFORMATION
SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Suburban
LOCATION:                     Los Angeles, California
YEAR BUILT/RENOVATED:         1983 / 2006
SQUARE FEET:                  366,123
OCCUPANCY AT U/W(5):          100%
OWNERSHIP INTEREST:           Fee
                                        % OF TOTAL
MAJOR TENANT(S)                 NRSF       NRSF      LEASE EXPIRATION
---------------               -------   ----------   ----------------
Manatt, Phelps &
Phillips, LLP(6)              217,995      59.5%         4/1/2021
Mitchell, Silberberg &
Knupp LLP                     133,361      36.4%         4/1/2019
Trident Fitness Center          4,631       1.3%        12/1/2018

PROPERTY MANAGEMENT:          McCarthy Cook & Co.

                              12/31/2004   12/31/2005   11/30/2006       U/W
                              ----------   ----------   ----------   ----------
NET OPERATING INCOME:         $8,065,736   $8,427,497   $8,334,571   $7,500,348
NET CASH FLOW:                                                       $7,037,348
DSCR:                                                                1.29x
APPRAISED VALUE:              $150,000,000
APPRAISAL DATE:               November 16, 2006
CUT-OFF DATE LTV RATIO(1):    67.9%
MATURITY/ARD LTV RATIO:       67.9%

(1)  Based on the March 2007 cut-off date principal balance.

(2)  The borrower may obtain the release of the Trident Center Property either
     (i) at any time after the first anniversary of the origination date of the Trident Center Loan, upon prepayment in full of the Trident Center Loan and payment of a yield maintenance charge (provided that such yield maintenance charge will not be required as of the date which is six months prior to the Maturity Date) or (ii) on or after the expiration of the related defeasance lockout period, upon the defeasance of the Trident Center Loan.

(3) The borrower will not be required to fund the tax and insurance reserve unless an event of default has occurred and is continuing under the related mortgage loan documents.

(4) The direct holders of the membership interests in the borrower are permitted to incur mezzanine indebtedness secured by such membership interests, upon satisfaction of certain conditions set forth under the related mortgage loan documents.

(5)  Based on the December 18, 2006 rent roll.

(6) Manatt, Phelps & Phillips, LLP subleases 71,911 square feet from Security First Life. Manatt, Phelps & Phillips, LLP has agreed to renew the subject space upon expiration of the lease.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- Trident Center (the "Subject") is comprised of two 10-story Class A office buildings located on Olympic Boulevard in Los Angeles, California. Each tower is connected to a five-level parking structure on the first and second floors via fully enclosed walkways with two levels of subterranean parking and storage space located under the building for a net rentable area of 366,123 SF. The top floor of the parking structure is developed with an open air landscaped courtyard, tennis courts, basketball court, and a cafeteria-style restaurant. A gymnasium and weight room with locker rooms is located on the mezzanine level of the parking structure.

- The first floor of the east tower contains ground floor retail space fronting Olympic Boulevard. Parking facilities at the site total 1,415 parking spaces for an overall parking ratio of 4.2 spaces per 1,000 square feet. The Subject was built in 1983 and renovated in 2006. Approximately $20.5 million of upgrades have been completed since 2000, including over $13.5 million on the space occupied by Manatt, Phelps & Phillips, LLP ("MPP"), the largest tenant. Past ownership has invested significant capital in energy efficiency projects over the years that include the installation of Power Factor Correction equipment into the main electrical room in 2001, fluorescent and incandescent down lighting, upgrades to cooling towers, the installation of High Efficiency RayPak boilers, and the replacement of air-handling units.

- As of December 18, 2006, the Subject was 100% occupied by 7 tenants at an average rent of $25.94 PSF and an average office rent of $29.97 PSF. Approximately 96% of the Subject is occupied by the two largest tenants, MPP and Mitchell, Silberberg & Krump ("MSK"). Both tenants pay office rent of $30.00 PSF, which is well below market rent of $34.69 PSF. They also pay reimbursable leases based on a base year expense stop basis and have lease expirations beyond the loan maturity date.

- MPP is the largest tenant occupying 217,995 SF (60% NRA) of which 188,925 SF is office space leased at $30.00 PSF through April 1, 2021. MPP is headquartered at the Trident Center and employs over 300 attorneys at seven different locations across the United States. MPP was founded in 1965 and the firm serves corporate clients in a variety of industries such as consumer goods, energy, media, financial services, healthcare, and technology. Practice areas include antitrust, bankruptcy and financial restructuring, business crimes and government investigations, international trade and policy, litigation, real estate, venture capital, and technology. MPP was ranked 106th based on total gross revenues by the American Lawyer 200 Ranking.

- MSK is the second largest tenant occupying 133,361 SF (36% NRA) of which 111,478 SF is office space leased at $30.00 PSF through April 1, 2019. MSK is headquartered at the Trident Center and provides a variety of business law services with an emphasis on intellectual property and the entertainment industry. Other practice areas include class action defense, environmental law, immigration, and estate planning. Established in 1908, MSK has approximately 125 attorneys on staff with offices in Los Angeles and Washington DC. Its Electronic Entertainment and Gaming services include broker licensing deals, enforcement of intellectual property rights through anti-piracy programs and litigation, resolution of potentially expensive employment disputes, and assisting companies on immigration matters.

- According to REIS, the Subject is located in the Los Angeles Office Market and the West LA submarket. The West LA office market is widely acknowledged as one of the most desirable office and residential locations in Los Angeles County due to the area's strong tenant base, skilled labor pool, quality of office and housing supply, and world-class retail, restaurant, and cultural amenities. During 4Q 2006, asking rents in the West LA submarket ranged from $25.07 PSF to $51.38 PSF with an average of $36.08 PSF. The average in place rent at the Subject for office space, which makes up 303,566 SF of the Subject, is $29.97 PSF. Vacancy rates during 4Q 2006 were 6.4% for the submarket.

- Located just two blocks west of the 405 Freeway and less than a mile north of the 10 Freeway, Trident Center enjoys excellent access to Los Angeles' main vehicular thoroughfares. Additionally, the Subject is situated along Olympic Boulevard, which is one of the Westside's most efficient surface streets connecting Downtown Los Angeles to the Westside. Trident Center's proximity to desirable executive housing, as well as more affordable housing, is arguably the best among all Westside submarkets. Additionally, the Subject's immediate neighborhood is amenity laden with several shopping centers and numerous restaurants. The Subject also benefits from the lack of available space in the Westside office market compounded by the limited new supply due to significant development restrictions on the Westside.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- The borrower is sponsored by an international partnership led by two of the nation's most well-respected real estate owners/developers, JPMorgan Asset Management Inc. ("JPMorgan") and McCarthy Cook & Co ("MCC"). JPMorgan is a global asset management leader responsible for more than $1,013 billion in assets under management, including $46.3 billion in real estate under management. With a 37-year history of successful investing and a staff of more than 252 real estate professionals, JPMorgan identifies, analyzes, negotiates, acquires, develops, redevelops, renovates, operates, maintains, finances and sells commercial properties on behalf of its clients.

- MCC self-manages the Subject. During its 11-year history, MCC has acquired approximately $1.4 billion of properties with its partners. Its executives have over 75 years of combined experience having been involved in numerous large office, residential and mixed-use acquisitions and developments throughout the United States. MCC attributes its success to its senior management's focus on transactions, its skilled management teams and its collaborative approach to community friendly development. MCC professionals dedicate a significant amount of time and energy to procuring strategic relationships with investment principals, investment and leasing brokers, mortgage banks and lenders, city officials and political leaders and leverages these relationships in order to pursue investment initiatives and create value in existing projects. Notably, MCC currently owns the China Basin Landing in San Francisco, California and the Viad Corporate Center in Phoenix, Arizona.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
 MTM          0              $ 0.00             0.00%           0.00%            0.00%             0.00%
 2007         0              $ 0.00             0.00%           0.00%            0.00%             0.00%
 2008         1              $45.88             0.02%           0.02%            0.04%             0.04%
 2009         1              $27.00             0.77%           0.79%            0.80%             0.84%
 2010         0              $ 0.00             0.00%           0.79%            0.00%             0.84%
 2011         0              $ 0.00             0.00%           0.79%            0.00%             0.84%
 2012         0              $ 0.00             0.00%           0.79%            0.00%             0.84%
 2013         0              $ 0.00             0.00%           0.79%            0.00%             0.84%
 2014         0              $ 0.00             0.00%           0.79%            0.00%             0.84%
>2015        13              $25.93            99.21%         100.00%           99.16%           100.00%
VACANT        0                 N/A             0.00%         100.00%             N/A               N/A

(1)  Data based on the rent roll dated December 18, 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                WELLS FARGO PLACE

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $90,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $90,000,000
FIRST PAYMENT DATE:                  December 1, 2006
MORTGAGE INTEREST RATE:              5.8000% per annum
AMORTIZATION TERM:                   Interest only
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       November 1, 2016
MATURITY/ARD BALANCE:                $90,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three months prior to the Maturity Date.
LOAN PER SF:                         $136(1)
UP-FRONT RESERVES:                   Atrium Tenant Improvements and Leasing
                                     Commissions Reserve: $2,500,000(2)
                                     Tenant Concession Reserve: $1,379,802(3)
ONGOING RESERVES:                    Tax and Insurance Reserve: Yes
                                     Replacement Reserve: Yes(4)
                                     General Tenant Improvements and Leasing
                                     Commissions Reserve: Yes(5)
                                     IRS Tenant Improvements and Leasing
                                     Commissions Reserve: Yes(6)
                                     Tenant Rollover Reserve: Yes(7)
LOCKBOX:                             Springing
SUBORDINATE FINANCING:               None

                          PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Central Business District
LOCATION:                            St. Paul, Minnesota
YEAR BUILT:                          1987
SQUARE FEET:                         659,894
OCCUPANCY AT U/W(8):                 84%
OWNERSHIP INTEREST:                  Fee

                                         % OF TOTAL
MAJOR TENANT(S)           NRSF               NRSF           LEASE EXPIRATION
--------------            ----            ---------         ----------------
GSA                     114,904             17.4               Various(9)
MNSCU                   103,126             15.6               7/31/2015
Wells Fargo Bank         54,666              8.3               6/30/2016
PROPERTY MANAGEMENT:    Unilev Management Corp.

                                         2006
                                      ANNUALIZED
                                     01/01/2006-
                        12/31/2005    07/31/2006      U/W
                        ----------   -----------      ---
NET OPERATING INCOME:   $4,623,779    $6,755,412   $8,912,766
NET CASH FLOW:                                     $8,010,310
DSCR:                                                    1.51x
APPRAISED VALUE(10):                 $112,300,000
APPRAISAL DATE:                      December 20, 2006
CUT-OFF DATE LTV RATIO(1):           80.1%
MATURITY/ARD LTV RATIO:              80.1%

(1)  Based on the March 2007 cut-off date principal balance.

(2) The Atrium TI/LC reserve was established at closing to be used only for currently vacant space in the Atrium.

(3) The tenant concession reserve is to be used to reimburse borrower for any free rent periods or tenant improvement allowances provided for in any leases as of the closing date as approved by lender.

(4) The borrower is required to deposit $8,249 per month into a replacement reserve to fund ongoing repairs and replacements.

(5) The borrower is required to deposit $36,847 per month into a general TI/LC reserve to fund certain tenant improvements and leasing costs relating to leases (other than the Atrium lease and the IRS lease). Provided no event of default then exists, the borrower will not be required to make payments into the general TI/LC reserve if the balance of such reserve equals or exceeds $1,253,095 (not including the Atrium TI/LC reserve deposit).

(6) Upon the date the IRS tenant fails to timely exercise its option to renew its lease, and so long as no event of default has occurred, any excess cash, after payment of certain other reserve amounts, debt service payments and operating expenses, is deposited into the IRS TI/LC reserve to fund costs relating to re-leasing the IRS space.

(7) In the event the Minnesota State Colleges and Universities ("MNSCU") fails to exercise its option to renew the MNSCU lease on or before July 31, 2014, the borrower is required to deliver to lender, within thirty (30) days after such failure to renew, an irrevocable letter of credit in an amount equal to $3,000,000. The borrower's failure to deliver such letter of credit is an event of default under the loan.

(8)  Based on the September 1, 2006 rent roll.

(9) The U.S. Government (GSA) leases a total of 114,904 square feet consisting of three separate leases (the IRS, ATF and Federal Crop Insurance Relocation Agency leases). 6,667 square feet expires on December 31, 2007; 69,841 square feet expires on February 28, 2015 and 38,396 square feet expires on September 30, 2015.

(10) Stabilized value as of January 1, 2008 is $124,000,000. Based on the stabilized value, the cut-off date loan-to-value ratio and maturity loan-to-value ratio are 72.6%.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

- The Wells Fargo Place loan is a $90,000,000, 10-year loan secured by the borrower's fee simple interest in a 659,894 SF office building located in St. Paul, Minnesota.

- Wells Fargo Place (the "Subject" or the "Property") is a 659,894 SF, 37-floor, Class A office tower with an attached three-story atrium structure and an underground garage for 156 vehicles. The Property was built in 1987. The building is connected to neighboring structures (Seventh Street Parking Garage, Minnesota Children's Museum, the Town Square retail/office complex and Macy's Department Store) via sky-bridges.

- As of September 1, 2006, the Property was 84% occupied by approximately 44 tenants. Approximately 52% of the square footage of the Property is leased to investment-grade and US Government (GSA) tenants.

-    The US Government (GSA) is the largest tenant with 114,904 SF (17.4% of
     NRA) in three separate leases for the IRS, ATF and the Federal Crop Insurance Relocation Agency. The GSA is rated AAA by S&P.

- The second largest tenant, the Minnesota State College & University ("MNSCU") (AA-; S&P), leases 103,126 SF (15.6% of NRA). The MNSCU system comprises 32 colleges and universities, including 25 two-year colleges and seven state universities.

- The third largest tenant, Wells Fargo (Aa1/AA+/AA; Moody's/S&P/Fitch), leases 54,666 SF (8.3% of NRA). Wells Fargo & Company is a financial services company providing banking, insurance, investments, mortgage and consumer finance for more than 23 million customers across North America and elsewhere internationally.

- The appraisal by Cushman & Wakefield dated December 27, 2006 (the "Appraisal") concluded the following. The Subject is located in the Central Business District of St. Paul, Minnesota. It is the tallest building in the city and is considered to be the premier office building in the area. St. Paul is home to a significant number of corporate headquarter facilities and serves as Minnesota's State Capitol.

- The Appraisal further concluded the following. The St. Paul office submarket consists of 17.7 million square feet of which approximately 2.48 million square feet is Class A. From 1997 to October 2006, St. Paul's overall vacancy averaged 8.8%. Currently, the vacancy for the Class A space is 11.4%, which is better than the overall market. It is expected that the St. Paul CBD vacancy will decline throughout 2007 and thereafter. Recent leases negotiated in competitive buildings in the marketplace, range from $14.00 to $21.55 PSF, with an average of $17.26 PSF. The current rent attained at the Subject, excluding the gross government leases, is $15.65 PSF for Tower office space, and $11.06 PSF for Lower Tower and Atrium office space. Market rent for the subject's Upper Tower office space is $16.50 PSF and market rent for the subject's Lower Tower and Atrium office space is $12.00 PSF.

- The primary sponsors of the loan are Dan Levy and Raymond Levy, who are the principals of Unilev Capital & Management Corporations. They are third generation real estate investors with substantial experience in real estate acquisitions. Since 1920, the Levy family has been involved in various real estate investments.

- The Subject will be managed by Unilev Management Corporation. Unilev Management Corporation is an affiliate of Dan and Raymond Levy. Unilev Management Corporation was founded in 1993 as the exclusive arm of Unilev Capital Corporation. Unilev Management Corporation is a full service real estate company providing due diligence, asset management, property management, leasing, accounting and engineering services.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1) (2) (3)

                                                                                     % OF TOTAL BASE      CUMULATIVE % OF
                               AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE % OF   RENTAL REVENUES   TOTAL RENTAL REVENUES
 YEAR    # OF LEASES ROLLING     PER SF ROLLING       ROLLING         SF ROLLING         ROLLING              ROLLING
  MTM             11                 $13.77             0.86%            0.86%             0.81%                0.81%
 2007             12                 $17.29             8.93%            9.79%            10.56%               11.36%
 2008              5                 $16.09             4.16%           13.94%             4.57%               15.94%
 2009              3                 $18.59             1.01%           14.96%             1.29%               17.23%
 2010              3                 $13.93             5.80%           20.76%             5.53%               22.75%
 2011              7                 $15.03             5.10%           25.86%             5.24%               28.00%
 2012              6                 $17.55            10.46%           36.32%            12.55%               40.55%
 2013              1                 $11.46             2.15%           38.47%             1.69%               42.23%
 2014              0                   N/A              0.00%           38.47%             0.00%               42.23%
 2015              5                 $20.34            33.15%           71.62%            46.10%               88.33%
 2016              1                 $12.99             8.34%           79.96%             7.40%               95.74%
 2017              2                 $14.44             4.32%           84.28%             4.26%              100.00%
 >2017             0                   N/A              0.00%           84.28%             0.00%              100.00%
VACANT           N/A                   N/A             15.72%          100.00%              N/A                  N/A

(1)  Data is based on rent roll dated September 1, 2006.

(2) Data does not include 4,080 square feet of mailroom, storage and mechanical space that has no rent attributed to it.

(3) The lease rollover schedule is based on the actual lease expirations per the leases and not early termination options.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      EL AD FLORIDA MULTIFAMILY PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $79,200,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $79,200,000
FIRST PAYMENT DATE:           February 11, 2007
MORTGAGE INTEREST RATE:       5.6500% per annum
AMORTIZATION TERM:            Interest only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                January 11, 2017
MATURITY/ARD BALANCE:         $79,200,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is
                              three months prior to the Maturity Date.
LOAN PER UNIT:                $178,781(1)
UP-FRONT RESERVES:            Engineering Reserve:    $250,910(2)
                              Environmental Reserve:      $303(3)
                              Interest Reserve:       $275,000(4)
                              Common Charge Reserve:  $106,000(5)
ONGOING RESERVES:             Tax and Insurance               Yes
                              Reserve:
                              Replacement Reserve:         Yes(6)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Portfolio
PROPERTY TYPE:                Multifamily
PROPERTY SUB-TYPE:            Conventional
LOCATION:                     Various(7)
YEAR BUILT/RENOVATED:         Various(8)
UNITS:                        443
OCCUPANCY AT U/W(9):          94%
OWNERSHIP INTEREST:           Fee
PROPERTY MANAGEMENT:          Altman Management Company
                                                 U/W
                                                 ---
NET OPERATING INCOME:                        $5,539,816
NET CASH FLOW:                               $5,451,216
DSCR:                                        1.20x
APPRAISED VALUE:              $110,000,000
APPRAISAL DATE:               Various(10)
CUT-OFF DATE LTV RATIO (1):   72.0%
MATURITY/ARD LTV RATIO:       72.0%

(1)  Based on the March 2007 cut-off date principal balance.

(2) At the closing of the El Ad Florida Multifamily Portfolio Loan, the borrower was required to deposit $250,910 into an engineering reserve to fund immediate repairs.

(3) At the closing of the El Ad Florida Multifamily Portfolio Loan, the borrower was required to deposit $302.50 into an environmental reserve to fund immediate repairs.

(4) At the closing of the El Ad Florida Multifamily Portfolio Loan, the borrower was required to deposit $275,000 into an interest reserve to fund any future shortfall interest.

(5) At the closing of the El Ad Florida Multifamily Portfolio Loan, the borrower was required to deposit $106,000 into a common charge reserve to fund any future common charge shortfall.

(6) The borrower is required to deposit $9,229.17 per month into a replacement reserve to fund ongoing repairs and replacements.

(7) The El Ad Florida Multifamily Portfolio Loan is secured by two multifamily properties located in Weston, Florida and Boca Raton, Florida.

(8) The El Ad Florida Multifamily Portfolio Properties were constructed between 2000 and 2002.

(9)  Based on rent rolls dated December 12, 2006 and December 19, 2006.

(10) All appraisals were completed between October 17, 2006 and October 19,
     2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                     ALLOCATED
                              YEAR                                                 ORIGINAL LOAN    APPRAISED
      PROPERTY NAME          BUILT        LOCATION         UNITS   OCCUPANCY (1)      BALANCE         VALUE
      -------------          -----        --------         -----   -------------   -------------    ---------
El Ad San Michele Phase II    2000   Weston, Florida        208         94%         $42,600,000    $ 57,700,000
El Ad Camino Real             2002   Boca Raton, Florida    235         94%         $36,600,000    $ 52,300,000
---------------------------------------------------------------------------------------------------------------
TOTAL / AVERAGE                                             443         94%         $79,200,000    $110,000,000

(1) Occupancy is based on the individual property rent rolls ranging from December 12, 2006 to December 19, 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             ADDITIONAL INFORMATION

THE PROPERTIES

- The El Ad Florida Multifamily Portfolio Loan is secured by two cross-collateralized and cross-defaulted multifamily properties located in Southeast Florida, respectively, "El Ad San Michele Phase II" and "El Ad Camino Real". The collateral consists of 443 total units. El Ad Camino Real and El Ad San Michele Phase II were constructed in 2002 and 2000, respectively, and are located in two different submarkets of Southeast Florida.

- El Ad San Michele Phase II is a 208 unit, low-rise Class A apartment complex located in Weston, Florida. There are 18 total buildings situated on 13.8 acres of land. The property has a total of 291,216 SF with an average unit size of 1,400 SF. The unit mix consists of 120 two-bedroom units, 64 three-bedroom units, and 24 four-bedroom units. The property amenities include a community pool, children's pool and playground, multipurpose court, basketball court, fitness center, and full-service leasing and customer-service office. The subject is currently 94% occupied with an average in-place rent of $1,800/unit/month.

- El Ad Camino Real is a 235 unit, mid-high-rise Class A apartment complex located in Boca Raton, Florida. The subject is a nine-story building situated on 1.78 acres of land. The property has a total of 268,711 SF with an average unit size of 1,143 SF. The unit mix consists of 65 one-bedroom units, 111 two-bedroom units, and 59 three-bedroom units. The property amenities include a heated swimming pool and jacuzzi, fitness center, racquetball courts, wet and dry saunas, massage room, movie theater, and full-service leasing and customer service office. The subject is currently 94% occupied with an average in-place rent of $1,766/unit/month.

THE MARKETS

- El Ad San Michele Phase II is located in the Fort Lauderdale MSA. According to REIS, as of 4Q 2006, the estimated population for the MSA was 1,830,050, representing an 8.4% increase from 2001. Additionally, as of 4Q 2006, the Fort Lauderdale Multifamily market was comprised of 70,453 units with an average occupancy of 96.1%, slightly down from 96.9% in 3Q 2006, as roughly 240 newly constructed and existing units came onto the market. El Ad San Michele Phase II is located in the Davie submarket, which as of 4Q 2006 was comprised of 4,306 units (6.1% of the market) with an average occupancy of 96.2% and an average asking rent of $1,215 per month.

- El Ad Camino Real is located in the Palm Beach MSA. According to REIS, as of 4Q 2006, the estimated population for the MSA was 1,317,100, representing a 12.3% increase from 2001. Additionally, as of 4Q 2006, the Palm Beach Multifamily market was comprised of 53,438 units with an average occupancy of 93.5%, slightly down from 95.2% in 3Q 2006 as roughly 1,080 newly constructed and existing units came onto the market. El Ad Camino Real is located in the Boca Raton East submarket, which as of 4Q 2006 was comprised of 3,975 units (7.4% of the market) with an average occupancy of 93.6% and an average asking rent of $1,272 per month.

THE BORROWER

- The sponsor is an indirect wholly-owned subsidiary of El-Ad Group Ltd. ("El Ad"), one of the largest real estate and hotel companies in the world. El-Ad was formed on March 12, 2004 and its core business is acquiring residential apartment complexes, some of which it converts into condominium units. Over the last two and a half years, the company has acquired a portfolio of properties that total over 4,000 units, presently representing a total value of over one billion dollars. The company believes in a philosophy of realizing long-term growth in order to establish a strong permanent presence in the real estate market throughout the eastern and midwestern United States. The company's rapid rise is attributable to its dynamic vision and an ability to recognize and react to market trends in an efficient and flexible manner. The current President and CEO of El-Ad is Shaoul Mishal, who prior to joining the El-Ad, worked as a real estate attorney representing all of El-Ad's North American and Israel real estate portfolio.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

THE MANAGEMENT

- Altman Management Company provides management services for multi-family and residential communities for Altman related entities as well as fee-managed clients. The company currently manages 12,850 apartment units in eight different states. They have a long record of providing management solutions to a respected list of clients that include insurance companies, pension funds, individual owners, non-profit institutions and their company investment partners. The company was founded in 1968 and is headquartered in Boca Raton, FL with regional offices in Orlando, FL, Chicago, IL, Raleigh, NC, and Lansing, MI.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            717 NORTH HARWOOD STREET

                        [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:   $64,000,000
CUT-OFF DATE PRINCIPAL
BALANCE(1):                   $64,000,000
FIRST PAYMENT DATE:           August 11, 2006
MORTGAGE INTEREST RATE:       6.315578125% per annum
AMORTIZATION TERM:            Interest only
HYPERAMORTIZATION:            N/A
ARD DATE:                     N/A
MATURITY DATE:                July 11, 2011
MATURITY/ARD BALANCE:         $64,000,000
INTEREST CALCULATION:         Actual/360
CALL PROTECTION:              Lockout/defeasance until the date that is
                              three months prior to the Maturity Date.
LOAN PER SF:                  $77(1)
UP-FRONT RESERVES:            Engineering Reserve:         $281,054(2)
                              Rent Abatement Reserve:        90,008(3)
ONGOING RESERVES:             Tax and Insurance Reserve:        Yes
                              Replacement Reserve:              Yes(4)
                              Rollover Reserve:                 Yes(5)
                              Refurbishment Reserve:            Yes(6)
LOCKBOX:                      Hard
SUBORDINATE FINANCING:        Yes(7)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset
PROPERTY TYPE:                Office
PROPERTY SUB-TYPE:            Central Business District
LOCATION:                     Dallas, Texas
YEAR BUILT/RENOVATED:         1980 / 2005
SQUARE FEET:                  828,314
OCCUPANCY AT U/W(8):          86%
OWNERSHIP INTEREST:           Fee

                                        % OF TOTAL
         MAJOR TENANTS          NRSF       NRSF      LEASE EXPIRATION
---------------------------   -------   ----------   ----------------
KPMG                          219,055      26.4%         6/30/2015
JP Morgan Chase Bank           93,663      11.3%         3/31/2009
Odyssey Healthcare             70,000       8.5%         7/31/2013

PROPERTY MANAGEMENT:            Younan Investment Properties, L.P.

                             12/31/2004   12/31/2005     10/31/2006      U/W
                             ----------   ------------   ----------   ----------
NET OPERATING INCOME:        $6,032,631   $6,080,901     $5,951,556   $6,019,756
NET CASH FLOW:                                                        $5,365,255
DSCR:                                                                 1.31x
APPRAISED VALUE:                          $80,000,000
APPRAISAL DATE:                           June 1, 2006
CUT-OFF DATE LTV RATIO(1):                80.0%
MATURITY/ARD LTV RATIO:                   80.0%

(1)  Based on the March 2007 cut-off date principal balance.

(2) At the closing of 717 North Harwood Street Loan, the borrower was required to deposit the amount of $281,054 into an engineering reserve to fund immediate repairs.

(3) At the closing of 717 North Harwood Street Loan, the borrower was required to deposit the amount of $90,008.33 into a reserve in connection with the space at the 717 North Harwood Street Property leased to Lockton Companies, Inc. ("Lockton"). Upon evidence that Lockton has paid full unabated rent for two consecutive calendar months, the reserve shall be released to the borrower.

(4) The borrower is required to deposit $10,346.33 per month into a replacement reserve to fund ongoing repairs and replacements up to a cap of $372,466.80.

(5) The borrower is required to deposit $62,500 per month into a rollover reserve to fund ongoing tenant improvement and leasing commissions, up to a cap of $2,000,000.

(6) The borrower is required to deposit $8,486.25 per month into a refurbishment reserve through and including the payment date occurring in November 2007 in connection with refurbishment of the space at the 717 North Harwood Street Property leased to Lockton.

(7) The equity owner of the borrower has incurred mezzanine indebtedness in an amount of $3,500,000, secured by the ownership interests of the borrower at an interest rate of 8.9080% per annum.

(8)  Based on the November 30, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

- 717 North Harwood Street (the "Subject" or "Property") is an 828,314 SF, 34-story office building located in the heart of the Dallas CBD office market. The Subject was built in 1980, renovated in 2005, and is one of the premier Class A office properties in the Dallas CBD. The Subject is part of the iconic Dallas skyline and its location within the CBD allows for easy access to cultural attractions, residential projects, restaurants, the Main Street corridor, and the DART light rail station. The building itself also benefits from flexible floor plans, an adjacent parking garage with ample availability, and a 24-hour fitness athletic club. The recent renovations have given the subject a sophisticated corporate image that attracts professional tenants such as KPMG, Sidley, Austin, Brown & Wood, and JP Morgan Chase as well as others from many industries including accounting, banking, legal, and financial services.

- The Property is located at 717 North Harwood Street, and is connected to an adjacent 10-story parking garage by a climate controlled sky-bridge. The Property has a contract which allows for access to at least 768 parking spaces (approximately 0.927 spaces per 1,000 SF) in the adjacent garage.

- As of November 30, 2006, the Subject was 86% occupied by 27 tenants paying an average rent of $15.28 PSF. The Subject benefits from a diversified and creditworthy tenant roster, with investment grade tenants occupying roughly 20% of the occupied space.

- KPMG, the largest tenant, occupies 219,055 SF of space, and pays an average of $14.50 PSF through June 2015. KPMG has been at the Property since 2001 having expanded several times and continues to express a desire to expand at the Property. KPMG is one of the world's premier accounting firms. The firm is a global network of professional firms that provide audit, tax, and advisory services. KPMG operates in 148 countries and has over 113,000 client service professionals.

- JP Morgan Chase Bank ("JP Morgan") (NYSE: JPM, S&P: A+), the second largest tenant, occupies 93,663 SF and pays $12.00 PSF annually through March 2009. JP Morgan has been a tenant at the property since 1996. JPMorgan Chase & Co. is a leading global financial services firm with assets of $1.4 trillion and operations in more than 50 countries. The firm is a leader in investment banking, financial services for consumers, small business and commercial banking, financial transaction processing, asset and wealth management, and private equity. The Company is headquartered in New York and currently employs approximately 174,360 employees and generated revenues of more than $79.9 billion in 2005.

- Odyssey Healthcare, Inc. ("Odyssey"), the third largest tenant, occupies 70,000 SF and pays $18.65 PSF through July 2013. The company has been at the Property since 1998. Odyssey has been in business since 1996 and is one of the largest hospice providers in the country, offering end-of-life care and support to thousands of patients and their families across the country each day.

- The overall 2006 population of the Dallas MSA was estimated at 4,022,550. According to REIS, the population increased 10.9% from 2001 to 2006. The Dallas office market has an inventory of approximately 148,049,000 SF. The 4Q 2006 average occupancy rate was 78.9%. The average asking rental rate of $18.65 PSF is a 4.3% increase from 4Q 2005 asking rental rate of $17.88 PSF. The Subject is considered a Class A office building and is located in the Oaklawn submarket. As of 4Q 2006, the submarket consisted of 1,467,000 SF (1% of the total market) with an average occupancy of 84.1% and an average asking rent of $18.67 PSF.

- The sponsor and manager of the Property, Younan Investment Properties Inc. ("YPI"), is a commercial real estate investment company focused on leveraging its expertise to improve underperforming properties. YPI specializes in acquiring, repositioning and managing office buildings throughout the country. Through a combination of a thorough understanding of property management, leasing management and specific market insights, YPI has been successful at turning around underperforming assets. YPI currently owns and manages 17 office buildings (4,250,000 SF) and 2 hotels, as well as developable commercial land. YPI currently owns 2 million SF in the Dallas area, not including the subject property.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES    CUMULATIVE % OF TOTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       RENTAL REVENUES ROLLING
  MTM          2             $ 4.97             0.27%           0.27%            0.10%                 0.10%
 2007          5             $ 9.94             2.01%           2.28%            1.52%                 1.62%
 2008         12             $16.05            23.33%          25.61%           28.50%                30.12%
 2009          7             $12.32            12.26%          37.87%           11.50%                41.62%
 2010          2             $16.18             1.01%          38.88%            1.25%                42.87%
 2011          2             $16.08             0.36%          39.24%            0.44%                43.31%
 2012          3             $16.89             5.32%          44.56%            6.84%                50.15%
 2013          3             $18.65             8.45%          53.01%           12.00%                62.15%
 2014          6             $17.32             6.95%          59.97%            9.17%                71.32%
 >2015         9             $14.50            25.98%          85.94%           28.68%               100.00%
VACANT        21                N/A            14.06%         100.00%             N/A                   N/A

(1)  Data based on the rent roll dated November 30, 2006.

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CREDIT SUISSE

                        REAL ESTATE DEBT CAPITAL MARKETS

          CONTACT              PHONE           FAX                     E-MAIL
BARRY POLEN
MANAGING DIRECTOR          212.325.3295   212.325.8104   barry.polen@credit-suisse.com

CHRIS ANDERSON
MANAGING DIRECTOR          212.325.3295   212.743.4790   chris.anderson@credit-suisse.com

KEN RIVKIN
MANAGING DIRECTOR          212.538.8737   212.743.4762   ken.rivkin@credit-suisse.com

ANDREW WINER
DIRECTOR                   212.325.3295   212.743.4521   andrew.winer@credit-suisse.com

DEREK BARCELONA
DIRECTOR                   212.325.2648   212.743.5830   derek.barcelona@credit-suisse.com

JASON FRUCHTMAN
VICE PRESIDENT             212.325.3492   212.743.4827   jason.fruchtman@credit-suisse.com

GLEN JACKWICZ
ASSISTANT VICE PRESIDENT   212.325.3295   917.326.3142   glen.jackwicz@credit-suisse.com

WILLIAM CUMBY
ASSOCIATE                  212.325.3295   212.743.4723   william.cumby@credit-suisse.com

                               STRUCTURED FINANCE

         CONTACT               PHONE            FAX                  E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR          212.325.5584   212.743.5227   jeffrey.altabef@credit-suisse.com

REESE MASON
MANAGING DIRECTOR          212.325.8661   212.743.5227   reese.mason@credit-suisse.com

VERNON BECKFORD
ANALYST                    212.538.9346   917.326.7874   vernon.beckford@credit-suisse.com

SEEFAT SAYEED
ANALYST                    212.538.2232   212.743.4860   seefat.sayeed@credit-suisse.com

JOSEPH TURILLI
ANALYST                    212.325.0114   212.743.4070   joseph.turilli@credit-suisse.com

BLAIR LIEBER
ANALYST                    212.325.0978   212.743.0538   blair.lieber@credit-suisse.com

You have requested that Credit Suisse Securities (USA) LLC, Capmark Securities Inc., California Fina Group, Inc. (DBA: Finacorp Securities), Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.